UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)   April 1, 2005
                                                           -------------
                              SNOCONE SYSTEMS INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

       Nevada                        0-33519               98-0360989
----------------------              ---------        ---------------------
(State or other jurisdiction  (Commission File Number)   (IRS Employer
   of  incorporation)                                 Identification  No.)


          Suite 440 - 1555 East Flamingo Road, Las Vegas, Nevada, 89119
          -------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code   (604) 601-2181
                                                            --------------
                 _______________________________________________
         (Former name or former address, if changed since last report.)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  2  -  Financial  Information
          Item 2.01 Completion of Acquisition or Disposition of Assets On April 1, 2005, Snocone Systems Inc. ("Snocone or the Company") entered into an Agreement and Plan of Merger with Who's Your Daddy, Inc. ("Who's Your Daddy" or "WYD"), a California corporation, with the surviving entity being Snocone, a Nevada domiciled public company, which will immediately undertake to change its name to Who's Your Daddy, Inc. as per the terms of the merger agreement.

The Who's Your Daddy shareholders will receive four million, five hundred thousand (4,500,000) shares of Snocone stock, as a condition of the merger. The shares of Snocone stock will be delivered as follows: five hundred thousand (500,000) shares shall be delivered upon the Closing, and the remaining four million (4,000,000) shares shall be delivered into an attorney trust account, with a designated Escrow Agent, with further instructions that the shares shall be released on a dollar for dollar earn out basis, based on a monthly payout, with an agreed stock price of $1.00 per share. At such time as WYD has generated $4 million in revenues, the 4,000,000 shares will have been fully delivered to WYD and its shareholders pursuant to this Agreement, and shall be deemed to be fully earned.

The description contained in this Item 2.01 of the terms and conditions of the Agreement and Plan of Merger is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger, a copy of which is attached to this Report as Exhibit 2.1.

Who's Your Daddy designs and licenses a variety of products centered around its trademark protected brand, "Who's Your Daddy", holds multiple trademark rights to "Who's Your Daddy" in the United States, Canada, Europe, and is in the process of obtaining trademark rights in Australia and Japan.

Section  3  -  Securities  and  Trading  Markets
          Item  3.02  Unregistered  Sales  of  Equity  Securities

The Who's Your Daddy shareholders will receive four million, five hundred thousand (4,500,000) shares of Snocone stock, as a condition of the merger. The shares of Snocone stock will be delivered as follows: five hundred thousand (500,000) shares shall be delivered upon the Closing, and the remaining four million (4,000,000) shares shall be delivered into an attorney trust account, with a designated Escrow Agent, with further instructions that the shares shall be released on a dollar for dollar earn out basis, based on a monthly payout, with an agreed stock price of $1.00 per share. At such time as WYD has generated $4 million in revenues, the 4,000,000 shares will have been fully delivered to WYD and its shareholders pursuant to this Agreement, and shall be deemed to be fully earned. The issuance of the shares were exempt from registration pursuant to Section 4 (2) of the Securities Act as a transaction not involving a public offering of securities.
Section  9  -  Financial  Statements  and  Exhibits
          Item  9.01  Financial  Statements  and  Exhibits
(c  )  Exhibits

Exhibit  No.     Description
------------     -----------
             Agreement  and  Plan of Merger between Snocone Systems Inc. and
                 Who's Your Daddy,  Inc.  dated  April  1,  2005

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SNOCONE SYSTEMS INC.
                     -------------------------------------

Date:  April  6,  2005                           _____/s/  Vivian Kane
                                                      ----------------
                                                      Vivian  Kane,  President


Snocone  Form  8K  Item  1  WYD  Merger  April  6  05  v4  changes



                                   EXHIBIT 2.1



                          AGREEMENT AND PLAN OF MERGER
                                  BY AND AMONG
                              SNOCONE SYSTEMS INC.,
                              WYD ACQUISITION CORP.
                                       AND
                             WHO'S YOUR DADDY, INC.
                               DATED APRIL 1, 2005

Snocone  Form  8K  Item  1  WYD  Merger  April  6  05  v4  changes
                                TABLE OF CONTENTS
                                                                            PAGE
ARTICLE  I  THE  MERGER                                                        1
SECTION  1.1  The  Merger                                                      1
SECTION  1.2  Closing                                                          1
SECTION  1.3  Effective  Time                                                  1
SECTION  1.4  Effects  of  the  Merger                                         2
SECTION  1.5  Certificate  of  Incorporation  and  By-laws  of  the  Surviving
Corporation                                                                    2
SECTION  1.6  Directors  and  Officers                                         2
ARTICLE  II  EFFECT  OF  THE  MERGER  ON  THE  CAPITAL  STOCK OF THE CONSTITUENT
CORPORATIONS;  EXCHANGE  OF  CERTIFICATES                                      2
SECTION  2.1  Effect  on  Capital  Stock                                       2
SECTION  2.2  Escrowed  Merger  Consideration                                  3
SECTION  2.3  Fractional  Shares                                               3
SECTION  2.4  Exchange  of  Certificates.                                      3
SECTION  2.5  Certain  Adjustments                                             5
SECTION  2.6  Shares  of  Dissenting  Shareholders                             5
SECTION  2.7  Tax-Free  Reorganization                                         5
ARTICLE  III  REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY               5
SECTION  3.1  Organization,  Standing  and  Corporate  Power                   5
SECTION  3.2  Capital  Structure                                               5
SECTION  3.3  Authority;  Noncontravention                                     6
SECTION  3.4  Financial  Statements;  Undisclosed  Liabilities                 6
SECTION  3.5  Company  Contracts                                               7
SECTION  3.7  Permits;  Compliance  with  Applicable  Laws                     7
SECTION  3.8  Absence  of  Litigation                                          8
SECTION  3.9  Tax  Matters                                                     8
SECTION  3.10  Employee  Benefit  Plans                                        8
SECTION  3.11  Labor  Matters                                                  9
SECTION  3.12  Environmental  Matters                                          9
SECTION  3.13  Intellectual  Property                                          9
SECTION  3.14  Insurance  Matters                                              9
SECTION  3.15  Transactions  with  Affiliates                                  9
SECTION  3.16  Real  Property                                                 10
SECTION  3.17  Board  Approval                                                10
SECTION  3.18  Books  and  Records                                            10
SECTION  3.19  Brokers                                                        10
SECTION  3.20  Accuracy  of  Information                                      10
ARTICLE  IV  REPRESENTATIONS  AND  WARRANTIES  OF  PARENT                     11
SECTION  4.1  Organization,  Standing  and  Corporate  Power                  11
SECTION  4.2  Subsidiaries                                                    11
SECTION  4.3  Capital  Structure                                              11
SECTION  4.4  Authority;  Noncontravention                                    12
SECTION  4.5  Parent  Documents                                               12
SECTION  4.6  OTC  Bulletin  Board  Listing                                   13
SECTION  4.7  Parent  Contracts                                               13
SECTION  4.8  Permits;  Compliance  with  Applicable  Laws                    14
SECTION  4.9  Absence  of  Litigation                                         14
SECTION  4.10  Tax  Matters                                                   15
SECTION  4.11  Employee  Benefit  Plans                                       15
SECTION  4.12  Labor  Matters                                                 15
SECTION  4.13  Environmental  Matters                                         15
SECTION  4.14  Intellectual  Property                                         16
SECTION  4.15  Insurance  Matters                                             16
SECTION  4.16  Transactions  with  Affiliates                                 16
SECTION  4.17  Real  Property                                                 16
SECTION  4.18  Board  Approval                                                16
SECTION  4.19  Books  and  Records                                            17
SECTION  4.20  Brokers                                                        17
SECTION  4.21  Accuracy  of  Information                                      17
ARTICLE  V  COVENANTS  RELATING  TO  CONDUCT  OF  BUSINESS                    17
SECTION  5.1  Conduct  of  Business  by  the  Company                         17
SECTION  5.2  Advice  of  Changes                                             18
SECTION  5.3  Conduct  of  Business  by  Parent                               18
SECTION  5.4  Transition                                                      19
ARTICLE  VI  ADDITIONAL  AGREEMENTS                                           19
SECTION  6.1  Shareholders'  Meeting                                          19
SECTION  6.2  Access  to  Information;  Confidentiality                       19
SECTION  6.3  Commercially  Reasonable  Efforts                               20
SECTION  6.  4  Indemnification,  Exculpation  and  Insurance                 20
SECTION  6.  5  Fees  and  Expenses                                           21
SECTION  6.  6  Public  Announcements                                         21
SECTION  6.  7  Board  of  Directors  of  Parent                              21
SECTION  6.  8  Private  Placement  Financing                                 21
ARTICLE  VII  CONDITIONS  PRECEDENT                                           22
SECTION  7.1  Conditions to Each Party's Obligation to Effect the Merger      22
SECTION  7.2  Conditions  to  Obligations  of  Parent  and  Merger  Sub       22
SECTION  7.3  Conditions  to  Obligations  of  the  Company                   23
SECTION  7.4  Frustration  of  Closing  Conditions                            23
ARTICLE  VIII  ACTIONS  BY  THE  PARTIES  AFTER  THE  CLOSING                 23
SECTION  8.1  Survival  of  Representations,  Warranties,  Etc                23
SECTION  8.2  Indemnification                                                 24
SECTION  8.3  Reverse  Split                                                  25
SECTION  8.4  Financial  Committee                                            25
ARTICLE  IX  TERMINATION,  AMENDMENT  AND  WAIVER                             25
SECTION  9.1     Termination                                                  25
SECTION  9.2  Effect  of  Termination                                         26
SECTION  9.3  Amendment                                                       26
SECTION  9.4  Extension;  Waiver                                              26
ARTICLE  X  GENERAL  PROVISIONS                                               26
SECTION  10.1  Notices                                                        26
SECTION  10.2  Definitions                                                    27
SECTION  10.3  Interpretation                                                 28
SECTION  10.4  Counterparts                                                   28
SECTION  10.5  Entire  Agreement;  No  Third-Party  Beneficiaries             28
SECTION  10.6  Governing  Law                                                 28
SECTION  10.7  Assignment                                                     28
SECTION  10.8  Consent  to  Jurisdiction                                      28
SECTION  10.9  Headings                                                       29
SECTION  10.10  Severability                                                  29
SECTION  10.11  Enforcement                                                   29

                             INDEX OF DEFINED TERMS

DEFINED  TERMS                                   SECTION  DEFINED
--------------                                    ----------------
Action                                             Section  3.7(a)
Adjustment  Event                                  Section  2.5
affiliate                                          Section  10.2(a)
Agreement                                          Preamble
Aggregate  Merger  Consideration                   Section  2.1(e)
Articles  of  Merger                               Section  1.3
CGCL                                               Recitals
Closing  Date                                      Section  1.2
Code                                               Section  3.9
Company                                            Preamble
Company  Articles  of  Incorporation               Section  3.2
Company  Common  Stock                             Recitals
Company  Disclosure  Schedule                      Article  III
Company  Financial  Statements                     Section  3.4
Company  Shareholder  Meeting                      Section  6.1
Company  Stock  Certificates                       Section  2.4(b)
Dissenting  Shares                                 Section  2.6
Effective  Time                                    Section  1.3
Exchange  Act                                      Section  4.4(c)
Exchange  Agent                                    Section  2.4(a)
GAAP                                               Section  4.5(b)
Government  Entities                               Section  3.3(c)
Governmental  Entity                               Section  3.3(c)
Indemnified  Parties                               Section  6.4(B)
knowledge                                          Section  10.2(e)
Letter  of  Transmittal                            Section  2.4(b)
material  adverse  change                          Section  10.2(b)
material  adverse  effect                          Section  10.2(b)
Merger                                             Recitals
Merger  Consideration                              Recitals
Merger  Sub                                        Preamble
NRS                                                Recitals
Other  Company  Documents                          Section  3.6(c)
Other  Parent  Documents                           Section  4.8(c)
Parent                                             Preamble
Parent  Authorized  Preferred  Stock               Section  4.3
Parent  Common  Stock                              Section  4.3(a)
Parent  Disclosure  Schedule                       Article  IV
Parent  Employee  Stock  Options                   Section  4.3(b)
Parent's  Articles of Incorporation                Section 4.3(a)
Parent  SEC  Documents                             Section  4.5
Parent  Stock  Plans                               Section  4.3(a)
Permits                                            Section  3.6(a)
Permitted  Liens                                   Section  3.15(b)
person                                             Section  10.2(c)
Related  Person                                    Section  3.14
Release      Event                                 Section  2.2
Requisite  Regulatory  Approvals                   Section  7.1(b)
Restraints                                         Section  7.1(c)
SEC                                                Section  4.5
Secretary                                          Section  1.3
Securities  Act                                    Section  2.1(l)
SOXA                                               Section  4.5(a)
subsidiary                                         Section  10.2(d)
Surviving  Corporation                             Section  1.1

     AGREEMENT  AND  PLAN  OF MERGER (this "Agreement") made and entered into on
                                            ---------
this 1st day of April 2005, by and among SNOCONE SYSTEMS INC., a Nevada corporation ("Parent"), WYD ACQUISITION CORP., a California corporation and
               ------
wholly  owned subsidiary of Parent ("Merger Sub"), and WHO'S YOUR DADDY, INC., a
                                     ----------
California  corporation  (the  "Company").
                                -------

                              W I T N E S S E T H:
     WHEREAS,  each  of  Parent,  Merger  Sub  and  the Company desire Parent to consummate a business combination with the Company in a transaction whereby, upon the terms and subject to the conditions set forth in this Agreement, Merger Sub will merge with and into the Company (the "Merger"), each outstanding share
                                                ------
of  common  stock, no par value, of the Company ("Company Common Stock") will be
                                                  --------------------
converted into the right to receive the Closing Merger Consideration and the Aggregate Merger Consideration upon the release of Escrow (together, the "u"), and the Company will be the surviving corporation in the Merger; WHEREAS, the Board of Directors of the Company unanimously has determined and resolved that the Merger and all of the transactions contemplated by this Agreement are in the best interest of the holders of Company Common Stock, that the Merger is fair and advisable, and has approved this Agreement in accordance with the California General Corporation Law, as amended (the "CGCL"), and has
                                                                 ----
further resolved unanimously to recommend to all holders of Company Common Stock that they authorize, approve and adopt this Agreement and the transactions contemplated hereby; and
WHEREAS, the Board of Directors of Parent unanimously has determined and resolved that the Merger and all of the transactions contemplated by this Agreement are in the best interest of Parent and the holders of Parent Common Stock and has adopted this Agreement in accordance with the Nevada Revised Statutes (the "NRS"), and Parent, as sole shareholder of Merger Sub, has adopted
               ---
this  Agreement  in  accordance  with  the  CGCL.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
                                    ARTICLE I

                                   THE MERGER
     SECTION  1.1  THE  MERGER
                   -----------
Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the CGCL, at the Effective Time Merger Sub shall be merged with and into the Company and the Company shall be the surviving corporation in the Merger (the "Surviving Corporation") and, as such, the Company shall
                    ----------------------
continue its corporate existence as a direct, wholly owned subsidiary of Parent under the laws of the State of California, and the separate corporate existence of Merger Sub thereupon shall cease.

     SECTION  1.2  CLOSING
                   -------
Subject to the satisfaction or, to the extent permitted by applicable law, waiver of the conditions to consummation of the Merger contained in Article VII hereof, the closing of the Merger (the "Closing") shall take place at 9:00 a.m.,
                                        -------
California  local  time,  on a date to be specified by the parties (the "Closing
                                                                         -------
Date"), which date shall not be later than the third business day next following
  --
the satisfaction or, to the extent permitted by applicable law, waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or, to the extent permitted by applicable law, waiver of those conditions), unless another time or date is agreed to by the parties hereto. The Closing will be held at the offices of Fish & Richardson P.C., 12390 El Camino Real, San Diego, CA 92130 or at such other location as is agreed to by the parties hereto.

     SECTION  1.3  EFFECTIVE  TIME
                   ---------------
Upon the terms and subject to the conditions set forth in this Agreement, at the Closing the parties shall cause the Merger to be consummated by filing with the Secretary of State of the State of California (the "Secretary") articles of
                                                         ---------
merger  (the "Articles of Merger") duly executed and so filed in accordance with
              ------------------
the CGCL and shall make all other filings and recordings required under the CGCL to effectuate the Merger and the transactions contemplated by this Agreement. The Merger shall become effective at such time as the Articles of Merger is duly filed with the Secretary, or at such subsequent date or time as Parent and the Company mutually shall agree and specify in the Articles of Merger (the time the Merger becomes so effective being hereinafter referred to as the "Effective
                                                                       ---------
Time").

     SECTION  1.4  EFFECTS  OF  THE  MERGER
                   ------------------------
The Merger shall have the effects set forth in the CGCL, including without limitation Section 1107 thereof.

     SECTION  1.5  CERTIFICATE  OF  INCORPORATION  AND  BY-LAWS OF THE SURVIVING
                   -------------------------------------------------------------
CORPORATION
    -------
The certificate of incorporation of the Company shall be the certificate of incorporation of the Surviving Corporation until thereafter amended or restated as provided therein or by applicable law. The by-laws of the Company in effect immediately prior to the Effective Time shall be the by-laws of the Surviving
Corporation until thereafter amended or restated as provided therein or by applicable law.

     SECTION  1.6  DIRECTORS  AND  OFFICERS
                   ------------------------
The directors of the Company at the Effective Time shall, from and after the Effective Time, be and become the directors of the Surviving Corporation until their successors shall have been duly elected and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and by-laws of the Surviving Corporation and the CGCL. The officers of the Company at the Effective Time shall, from and after the Effective Time, be and become the officers of the Surviving Corporation until their successors shall have been duly appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and the by-laws of the Surviving Corporation. The directors of Parent at and after the Effective Time shall be as set forth in Section 6.9. The officers of the Parent at and after the Effective Time shall be as set forth below:

     Office                                     Name
     ------                                     ----
     President                                  Dan  Fleyshman
     Chief  Executive  Officer                  Edon  Moyal
     Chief  Operating  Officer                  Christopher  Wicks
     Vice  President,  Marketing  and  Sales    Mark  Skelly



                                   ARTICLE II

                    EFFECT OF THE MERGER ON THE CAPITAL STOCK
                        OF THE CONSTITUENT CORPORATIONS;
                            EXCHANGE OF CERTIFICATES
     SECTION  2.1  EFFECT  ON  CAPITAL  STOCK
                   --------------------------
At the Effective Time, by virtue of the Merger and automatically without any action on the part of any holder of capital stock of Parent, Merger Sub or the Company, respectively:

     (A)     Capital Stock of Merger Sub.  Each then outstanding share of common
             ---------------------------
stock, no par value, of Merger Sub shall be converted into and become one duly authorized, validly issued, fully paid and nonassessable share of common stock, no par value, of the Surviving Corporation.

     (B)     Cancellation  of Treasury Stock and Parent Owned Stock.  Each share
             ------------------------------------------------------
of Company Common Stock then issued and held in the Company's treasury and each share of Company Common Stock then owned by Parent, Merger Sub or any other wholly owned subsidiary of Parent, shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefore.

     (C)     Company  Common  Stock.  Each  then  outstanding  share  of Company
             ----------------------
Common Stock, no par value, issued and outstanding immediately prior to the Effective Time (other than shares cancelled and retired pursuant to Section 2.1(b) and Dissenting Shares), shall be converted into and become the right to receive collectively on a pro rata basis with all outstanding shares of Company Common Stock, the Closing Merger Consideration and the right to receive that portion of the Aggregate Merger Consideration held in escrow upon the release of escrow as set forth in Section 2.2. Except as expressly stated in writing elsewhere in this Agreement, the Merger Consideration consists exclusively of shares of Parent Common Stock.

     (D) At the Effective Time, the Company Common Stock shall cease to be outstanding and be cancelled and retired.

     (E) As used in this Agreement, "Aggregate Merger Consideration" referenced herein shall consist of 50% of the available non float shares of the Parent as described in this Section 2.1(c). There are approximately 2,700,000 shares in the float, which are part of the 11,700,000 shares issued and outstanding of the Parent. Of the remaining 9,000,000 non float shares, 50% will be delivered to the Company, which shall consist of 4,500,000 shares of the Parent Common Stock. The shares of the Parent Company shall be delivered as follows: 500,000 shares shall be delivered upon the Closing, or as soon as is practicable thereafter, (such 500,000 shares are referred to herein as the "Closing Merger Consideration"); the remaining 4,000,000 shares shall be
---------------------------------
delivered into an attorney trust account, with a designated Escrow Agent, with further instructions that the shares shall be released on a dollar for dollar earn out basis, based on a monthly payout, with an agreed stock price of $1.00 per share.
At such time as the Company has generated $4 million in revenues, the 4,000,000 shares will have been fully delivered to the Company and its shareholders pursuant to this Agreement, and shall be deemed to be fully earned, as further described below.

     SECTION  2.2  ESCROWED  MERGER  CONSIDERATION
                   -------------------------------
     Upon the Closing, Parent shall cause the Aggregate Merger Consideration to be delivered into escrow (the "Escrow") to an escrow agent designated by the
                                   ------
Company  (the "Escrow Agent") pursuant to an escrow agreement to be entered into
               ------------
by and among the Company, Escrow Agent and a representative of the holders of Company Common Stock designated by the Board of Directors of the Company (the "Shareholder Representative"). The Escrow of 4,000,000 shares shall be
-----------------------------
released, based on a dollar for dollar earn out basis at a share price of $1.00 per share as described in Section 2.1(e) above, such that on a monthly basis, the Escrow Agent will release shares equal to the gross quarterly revenues of the Company and Parent, as consolidated, for the preceding month (each a "Release Event"); thus when the total gross revenues of the Company and Parent equals $4,000,000 cumulatively from the date of this Agreement, then the total sum of 4,000,000 shares will have been released. As soon as practicable after the date of each Release Event, the Escrow Agent shall provide the Shareholder Representative with any required information to distribute the Aggregate Merger Consideration to the holders of the Company Common Stock.

     SECTION  2.3  FRACTIONAL  SHARES
                   ------------------
     No certificates representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Company Stock Certificates. In the event that a holder of a Company Stock Certificate would be entitled to receive in the Merger a fractional share interest in exchange for such Company Stock Certificate, then (i) any such fractional share greater than or equal to one-half of a share (0.5) shall be rounded up to the next whole share number and
(ii) any such fractional share less than one-half of a share (0.5) shall be rounded down to the preceding whole share number.

     SECTION  2.4  EXCHANGE  OF  CERTIFICATES.
                   ---------------------------

          (A) As of the Effective Time, Parent shall deposit with Parent's transfer agent, Holladay Stock Transfer, or a nationally reputable bank or trust company in the United States as may be designated by Parent (the "Exchange
                                                                        --------
Agent"), for the benefit of the holders of shares of Company Common Stock and ------ for exchange in accordance with this Section 2.4, the Merger Consideration assumable pursuant to Section 2.1.

          (B) As soon as reasonably practicable after the Effective Time, and in no event later than ten (10) business days thereafter, Parent shall cause the Exchange Agent shall mail to each holder of record of a certificate (or certificates) which immediately prior to the Effective Time represented outstanding shares of Company Common Stock, as the case may be (the "Company
                                                                         -------
Stock  Certificates"),  (i)  a  letter  of transmittal (which shall specify that
--------------------
delivery shall be effected, and risk of loss and title to the Company Stock Certificate(s) shall pass, only upon delivery of the Company Stock Certificate(s) (or affidavits of loss in lieu of such certificates) (the "Letter of Transmittal") to the Exchange Agent and shall be in such form and have such
---------------
other provisions as Parent or the Exchange Agent reasonably may specify, together with a substitute Form W-9) and (ii) instructions for use thereof in surrendering Company Stock Certificate(s) in exchange for the Merger Consideration. Upon surrender to the Exchange Agent of a Company Stock Certificate in proper form for cancellation, together with a duly executed letter of transmittal, the holder of such Company Stock Certificate shall be entitled to receive in exchange therefore a certificate (or certificates) representing such whole number of shares of Parent Common Stock such Company shareholder is entitled to receive pursuant to Section 2.1 in such denominations and registered in such names as such holder may request, and Exchange Agent shall mail such certificate (or certificates) to such holder in accordance with the Letter of Transmittal. The shares represented by the Company Stock
Certificate so surrendered shall forthwith be cancelled. Without limiting the generality of the foregoing (and notwithstanding any other provisions of this Agreement), no interest shall be paid or accrued in respect of any of the Merger Consideration. The Letter of Transmittal shall provide (i) procedures for holders whose Company Stock Certificates are lost, stolen or destroyed to receive the Merger Consideration and (ii) procedures for the transfer of ownership of shares of the Company Common Stock that is not registered on the stock transfer books and records of the Company. Until surrendered in accordance with this Section 2.4 and as specified in the Letter of Transmittal, each Company Stock Certificate shall be deemed at all times from and after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration as provided in this Article II.

     (C) Notwithstanding any other provisions of this Agreement, no dividends or other distributions declared or made after the Effective Time in respect of shares of Parent Common Stock having a record date after the Effective Time shall be paid to the holder of any unsurrendered Company Stock Certificate until the holder shall surrender such Company Stock Certificate as provided in this Section 2.4. Subject to applicable law, following surrender of any such Company Stock Certificate, there shall be paid to the holder of the certificates representing shares of Parent Common Stock issued in exchange therefore, in each case without any interest thereon, (i) at the time of such surrender, the amount of dividends or other distributions, if any, having a record date after the Effective Time theretofore payable with respect to such shares of Parent Common Stock and not paid, less the amount of all required withholding Taxes in respect thereof, and (ii) at the appropriate payment date subsequent to surrender, the amount of dividends or other distributions having a record date after the Effective Time but prior to the date of such surrender and having a payment date subsequent to the date of such surrender and payable with respect to such shares of Parent Common Stock, less the amount of all required withholding Taxes in respect thereof.

     (D) All shares of Parent Common Stock issued upon surrender of Company Stock Certificates in accordance with this Article II and as specified in the Letter of Transmittal shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such shares of Company Common Stock represented thereby and, as of the Effective Time, the stock transfer books and records of the Company shall be closed and there shall be no further registration of transfers on the stock transfer books and records of the Company of shares of Company Common Stock outstanding immediately prior to the Effective Time. If, after the Effective Time, Company Stock Certificates are properly presented to the Surviving Corporation for any reason (but otherwise in accordance with this Article II and as specified in the Letter of Transmittal), they shall be cancelled and exchanged as provided in this Section 2.4.

     (E) At any time following the twelve-month anniversary of the Effective Time, Parent shall be entitled to require the Exchange Agent to deliver to it any remaining portion of the Merger Consideration not theretofore distributed to former holders of shares of Company Common Stock (including any interest, if any, received with respect thereto and other income resulting from investments thereof by the Exchange Agent, as directed by Parent), and such former holders shall be entitled to look only to the Parent (subject to abandoned property, escheat and other similar laws) with respect to the Merger Consideration and dividends or other distributions with respect to Parent Common Stock, if any, payable upon due surrender of their Company Stock Certificates, in all cases without any interest thereon and less all required withholding Taxes. Notwithstanding the foregoing, neither the Parent nor the Exchange Agent shall be liable to any holder of a Company Stock Certificate for Merger Consideration (or dividends or distributions in respect thereof) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     SECTION  2.5  CERTAIN  ADJUSTMENTS
                   --------------------
If after the date hereof and prior to the Effective Time and to the extent permitted by this Agreement, the outstanding shares of Parent Common Stock and/or Company Common Stock shall be changed into a different number, class or series of shares by reason of any reclassification, recapitalization or combination, forward stock split, reverse stock split, stock dividend or rights issued in respect of such stock, or any similar event shall occur (any such action, an "Adjustment Event"), the Merger Consideration shall be adjusted
              -----------------
correspondingly to provide to the holders of Company Common Stock the right to receive the same economic effect as contemplated by this Agreement immediately prior to such Adjustment Event and Parent's payment obligations likewise shall be correspondingly adjusted such that it shall be required to pay and deliver not more than the aggregate Merger Consideration contemplated by this Agreement.

     SECTION  2.6  SHARES  OF  DISSENTING  SHAREHOLDERS
                   ------------------------------------
Notwithstanding anything in this Agreement to the contrary, any shares of Company Common Stock that are outstanding as of the Effective Time and that are held by a shareholder who has properly exercised his appraisal rights under Chapter 13 of the CGCL (the "Dissenting Shares) shall not be converted into the
                              -----------------
right to receive the Merger Consideration; provided, however, if any such holder
                                           --------  -------
shall have failed to perfect or shall have effectively withdrawn or lost such shareholder's right to dissent from the Merger under the CGCL and to receive such consideration as may be determined to be due with respect to such Dissenting Shares pursuant to and subject to the requirements of the CGCL, each share of such holder's Company Common Stock, as the case may be, thereupon shall be deemed to have been converted into and to have become, as of the Effective Time, the right to receive, without any interest thereon, the Merger Consideration in accordance with Section 2.1. The Company shall give Parent prompt written notice of (i) all demands for appraisal or payment for shares of Company Common Stock received by the Company prior to the Effective Time in accordance with the CGCL and (ii) any settlement or offers to settle any such demands.

     SECTION  2.7  TAX-FREE  REORGANIZATION
                   ------------------------
The  Merger  is  intended  to  be a reorganization within the meaning of
Section 368 of the Code, and this Agreement is intended to be a "plan of reorganization" within the meaning of the regulations promulgated under Section 368 of the Code.
                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
     Except as set forth on the Disclosure Schedule delivered by the Company to Parent prior to the execution of this Agreement (the "Company Disclosure
                                                              ------------------
Schedule") and making specific reference to the particular subsection(s) of this Agreement to which exception is being taken, the Company hereby represents and warrants to Parent and Merger Sub as follows:

     SECTION  3.1  ORGANIZATION,  STANDING  AND  CORPORATE  POWER
                   ----------------------------------------------
The Company is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the requisite corporate or other power, as the case may be, and requisite authority to carry on its business as presently being conducted. The Company is duly qualified or licensed to conduct business and is in good standing in each jurisdiction required, except for those jurisdictions where the failure to be so qualified or licensed or to be in good standing individually or in the aggregate would not reasonably be expected to have a material adverse effect on the Company. The Company does not have any subsidiaries.
     SECTION  3.2  CAPITAL  STRUCTURE
                   ------------------
The authorized capital stock of the Company is as set forth in the Company Disclosure Schedule. Such Company Disclosure Schedule sets forth, as of
----------------------------
the date hereof, the number of shares of each class or type issued, the number held in treasury, the number reserved for issuance and the reason the same are reserved for issuance. Except as set forth in the Company Disclosure Schedule,
                                                    ---------------------------
all the holders of Company Common Stock reside in the United States. Except as set forth in this Section, there are no outstanding (i) shares of capital stock or other securities (voting or otherwise) of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or securities (voting or otherwise) of the Company, or (iii) options, warrants or other rights to acquire from the Company, directly or indirectly, or obligations of the Company to issue, any capital stock or securities (voting or otherwise), or any other securities convertible into or exchangeable for capital stock or securities of the Company. All shares of capital stock of the Company outstanding as of the date hereof have been duly authorized and validly issued and are fully paid and nonassessable and are not subject to preemptive rights created by statute, the Company's Articles of Incorporation as amended by the Certificates of Amendment (the "Company's Articles of Incorporation") or any
                                    -----------------------------------
agreement  to which the Company is a party or by which the Company may be bound.

     SECTION  3.3  AUTHORITY;  NONCONTRAVENTION
                   ----------------------------
     .
          (A) The Company has the corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. Except for any required approval by the Company's shareholders in connection with the consummation of the Merger, all corporate acts and proceedings required to be taken by or on the part of the Company to authorize the Company to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby have been duly and validly taken. This Agreement constitutes a valid and binding agreement of the Company, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          (B) The execution and delivery of this Agreement does not and the consummation of the transactions contemplated hereby will not conflict with or result in a violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation under (i) any provision of the Company's Articles of Incorporation, (ii) any loan or credit agreement, note, mortgage, indenture, lease or other material contract or agreement of the Company or (iii) instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets, except for those which individually or in the aggregate would not reasonably be expected to have a material adverse effect on the Company.

          (C) The execution, delivery and performance by the Company of this Agreement and the consummation of the Merger by the Company require no consent, approval, order or authorization of, action by or in respect of, or registration or filing with, any governmental body, court, agency, official or authority (each, a "Governmental Entity," collectively "Government Entities") other than
            -------------------                 -------------------
the  filing  of  a certificate of merger with the California Secretary of State.

          (D) The execution and delivery of this Agreement and the consummation of the Merger will not result in the creation of any Lien upon any asset of the Company.

          (E)     Except  as  set  forth  in the Company Disclosure Schedule, no
                                                 ---------------------------
consent, approval, waiver or other action by any person (other than the governmental authorities referred to in (b) above) under any indenture, lease, instrument or other material contract, agreement or document to which the Company is a party or by which the Company is bound is required or necessary for, or made necessary by reason of, the execution, delivery and performance of this Agreement by the Company or the consummation of the Merger, except for those which individually or in the aggregate would not reasonably be expected to have a material adverse effect on the Company.

     SECTION  3.4  FINANCIAL  STATEMENTS;  UNDISCLOSED  LIABILITIES
                   ------------------------------------------------
     .
          (A) The Company shall furnish to the Parent true, correct and complete copies of its unaudited balance sheet of the Company as soon as is practicable after execution hereon (the "Company Financial Statements"). The
                                            ----------------------------
Company Financial Statements shall be prepared by the Company on the basis of the books and records maintained by the Company in the ordinary course of business in a manner consistently used and applied throughout the periods involved.

          (B) The Company has no material liabilities and, to the best of the Company's knowledge, knows of no material contingent liabilities other than:
(i) liabilities set forth on the Company Financial Statements; and (ii) liabilities and obligations that have arisen in the ordinary course of business, none of which is a liability resulting from a breach of contract, breach of warranty, tort, infringement claim or lawsuit and none of which, either individually or in the aggregate, is likely to have a material adverse effect on the Company.

     SECTION  3.5  COMPANY  CONTRACTS
                   ------------------
     .
     (A) Except for agreements explicitly contemplated hereby, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.
     (B) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of, $10,000, or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights.
     (C) The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $10,000 or, in the case of indebtedness and/or liabilities individually less than $10,000, in excess of $50,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights.
     (D) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities,agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.
     (E) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Articles of Incorporation or Bylaws, that would have a material adverse effect on the Company.

     (F) The Company has not engaged in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

     SECTION  3.6  PERMITS;  COMPLIANCE  WITH  APPLICABLE  LAWS
                   --------------------------------------------
     .
     (A) The Company owns and/or possess all permits, licenses, variances, authorizations, exemptions, orders, registrations and approvals of all Governmental Entities which are required for the operation of the business of the Company (the "Permits") as presently conducted, except for those the failure
                  -------
to own or possess would not reasonably be expected to have a material adverse effect on the Company. The Company is in compliance with the terms of its Permits and all the Permits are in full force and effect and no suspension, modification or revocation of any of them is pending or, to the knowledge of the Company, threatened, except where the failure to be in full force and effect individually or in the aggregate would not reasonably be expected to have a material adverse effect on the Company.
     (B) The Company is in compliance in all respects with all applicable statutes, laws, regulations, ordinances, Permits, rules, writs, judgments, orders, decrees and arbitration awards of each Governmental Entity applicable to the Company, except where the failure to be in compliance, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company.
     (C) Except for filings with respect to Taxes, the Company has filed all regulatory reports, schedules, forms, registrations and other documents, together with any amendments required to be made with respect thereto, that they were required to file with each Governmental Entity (the "Other Company
                                                                   -------------
Documents"), and have paid all fees and assessments, if any, due and payable in connection therewith, except where the failure to make such payments and filings individually or in the aggregate would not have a material adverse effect on the Company.

     SECTION  3.7  ABSENCE  OF  LITIGATION
                   -----------------------
     .
     (A)  As  used  in this Agreement with respect to any person, an "Action" is
                                                                      ------
any litigation, action, suit, case, proceeding, administrative charge or citation, investigation or arbitration against, relating to, or affecting such person or any of its subsidiaries or any of their respective assets or properties. The Company Disclosure Schedule contains a true and current summary
                 ---------------------------
description of each pending and, to the Company's knowledge, threatened Action with respect to the Company.

     (B) Except as disclosed in the Company Disclosure Schedule, there is no Action relating to the Company by or --------------------------- before any Governmental Entity or otherwise pending or, to the best of the Company's knowledge, threatened, which could reasonably be expected to have a material adverse effect on the Company.

     (C) Except as disclosed in the Company Disclosure Schedule, there is no Action relating to the Company by or --------------------------- before any Governmental Entity or otherwise pending or, to the best of the Company's knowledge, threatened, which could reasonably be expected to delay, prohibit, make illegal, or have a material adverse effect on the consummation of this Agreement or the transactions contemplated hereby, or the benefits to the parties hereto intended hereby and thereby.

     (D) Prior to the execution of this Agreement, the Company has delivered to Parent all responses of counsel for the Company to auditors' requests for information delivered in connection with the Company Financial Statements (together with any updates provided by such counsel) regarding Actions pending or threatened against, relating to or affecting the Company.

     SECTION  3.8  TAX  MATTERS
                   ------------
The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith that are listed in the Schedule of Exceptions. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be
                                                                   ----
treated  as  a Subchapter S corporation or a collapsible corporation pursuant to
Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material adverse effect on the Company. The Company has never been advised of any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

     SECTION  3.9  EMPLOYEE  BENEFIT  PLANS
                   ------------------------
The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

     SECTION  3.10  LABOR  MATTERS
                    --------------
The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the best of the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the best of the Company's knowledge, threatened, that could have a material adverse effect on the Company nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company. To the best of its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment.

     SECTION  3.11  ENVIRONMENTAL  MATTERS
                    ----------------------
The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

     SECTION  3.12  INTELLECTUAL  PROPERTY
                    ----------------------
The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes reasonably necessary for its business as now conducted without any conflict with or infringement of the rights of others. The Company
                                                                         -------
Disclosure  Schedule  contains  a complete list of all of the Company's patents,
--------------------
trademarks, service marks, trade names, copyrights and all applications for any of the foregoing, including, to the Company's knowledge, without having conducted any lien searches or similar type of search, any security interest, lien, encumbrance or charge of any kind granted thereon. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any written or oral communications alleging that the Company has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as currently conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as currently conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

     SECTION  3.13  INSURANCE  MATTERS
                    ------------------
The Company has or will obtain promptly following Closing fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

     SECTION  3.14  TRANSACTIONS  WITH  AFFILIATES
                    ------------------------------
Except  as  disclosed  in  the  Company  Disclosure  Schedule,  there are (i) no
                                -----------------------------
outstanding amounts payable to or receivable from, or advances by the Company to, and the Company is not otherwise a creditor of or debtor to, any officer, director, or shareholder of the Company, or any affiliate or associate of any of them (any such person, a "Related Person"), other than as part of the normal and
                          --------------
customary terms of such persons' employment or service as an officer, director or employee of the Company; (ii) no Related Person provides or causes to be provided any assets, services or facilities to the Company; (iii) the Company does not provide nor causes to be provided any assets, services or facilities to any Related Person; and (iv) the Company does not beneficially owns, directly or indirectly, any assets or property of any Related Person. Except as disclosed in the Company Disclosure Schedule, each of the liabilities and transactions
         -----------------------------
listed  in  the  Company  Disclosure Schedule was incurred or engaged in, as the
                 ----------------------------
case  may  be,  on  an  arm's-length  basis.

     SECTION  3.15  REAL  PROPERTY
                    --------------
     .
     (A) The Company has valid leaseholds in all real estate leased by it, other than Permitted Liens. The Company does not own any real property. The Company Disclosure Schedule sets forth a complete list of all real property
  ---------------------------
leased,  subleased,  or  otherwise  occupied  or  used by the Company as lessee.

     (B)  As used in this Agreement, "Permitted Liens" shall mean: (i) liens for
                                      ---------------
taxes not yet due or delinquent or as to which there is a good faith dispute and for which there are adequate provisions on the books and records of the Company or Parent, as the case may be, in accordance with GAAP, (ii) with respect to real property, any Lien, encumbrance or other title defect which is not in a liquidated amount (whether material or immaterial) and which does not, individually or in the aggregate, interfere materially with the current use or materially detract from the value or marketability of such property (assuming its continued use in the manner in which it is currently used) and (iii) inchoate material men's, mechanics', carriers', workmen's and repairmen's liens arising in the ordinary course and not past due and payable or the payment of which is being contested in good faith by appropriate proceedings. As used with respect to real property, the term "Permitted Liens" shall also include any Lien
                                    ---------------
reflected (A) on the Company's or Parent's and its subsidiaries', as the case may be, title reports and (B) in the Company Disclosure Schedule or the Parent
                                       ---------------------------        ------
Disclosure  Schedule,  as the case may be, provided, that none of the same shall
---------------------                       --------
materially interfere with the use of such real property by the Company or Parent or any of its subsidiaries, as the case may be, as the same is currently used or planned to be used, and that none of the same materially detracts from the economic value of such real property.

     SECTION  3.16  BOARD  APPROVAL
                    ---------------
Pursuant to meetings duly noticed and convened in accordance with all applicable laws and at each of which a quorum was present, the Board of Directors of the Company, after full and deliberate consideration, unanimously has (i) duly approved this Agreement and resolved that the Merger and the transactions contemplated hereby are fair to, advisable and in the best interests of the Company's shareholders, (ii) resolved to unanimously recommend that the Company's shareholders approve the Merger and the transactions contemplated hereby and (iii) directed that the Merger be submitted for consideration by the holders of Company Common Stock.

     SECTION  3.17  BOOKS  AND  RECORDS
                    -------------------
The minute books of the Company provided to Parent contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

     SECTION  3.18  BROKERS
                    -------
Other than with respect to Geneva Equities, Ltd., the Company has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

     SECTION  3.19  ACCURACY  OF  INFORMATION
                    -------------------------
To the knowledge of the Company, neither this Agreement, the Company Disclosure Schedule nor any other document, schedule, exhibit, certificate or instrument provided by the Company or any of their respective employees or agents to Parent in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, not misleading.
                                   ARTICLE IV


                    REPRESENTATIONS AND WARRANTIES OF PARENT
     Except as set forth on the Disclosure Schedule delivered by Parent to the Company prior to the execution of this Agreement (the "Parent Disclosure
                                                               -----------------
Schedule") and making specific reference to the particular subsection(s) of this Agreement to which exception is being taken, Parent hereby represents and warrants to the Company as follows:

     SECTION  4.1  ORGANIZATION,  STANDING  AND  CORPORATE  POWER
                   ----------------------------------------------
..
     (A) Each of Parent, its subsidiaries and Merger Sub is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the requisite corporate or other power, as the case may be, and requisite authority to carry on its business as presently being conducted. Each of Parent, its subsidiaries and Merger Sub are duly qualified or licensed to conduct business and is in good standing in each jurisdiction required, except for those jurisdictions where the failure to be so qualified or licensed or to be in good standing individually or in the aggregate would not reasonably be expected to have a material adverse effect on Parent.
     (B) Parent has delivered or made available to the Company prior to the execution of this Agreement complete and correct copies of the certificate of incorporation and by-laws or other organizational documents of Parent, its subsidiaries and Merger Sub, as in effect at the date of this Agreement, and which shall be in effect as of the Closing Date.

     SECTION  4.2  SUBSIDIARIES
                   ------------
     .
     (A)     The  Parent Disclosure Schedule lists the names and jurisdiction of
                  --------------------------
incorporation or organization of all the subsidiaries of Parent, whether consolidated or unconsolidated. The outstanding securities of the subsidiaries of Parent are set forth in the Parent Disclosure Schedules and all outstanding
                                 ---------------------------
shares  of capital stock of, or other equity interests in, each such subsidiary:
(i) have been duly authorized, validly issued and are fully paid and nonassessable and (ii) are owned directly or indirectly by Parent, free and clear of all Liens. Except as set forth above or in the Parent Disclosure
                                                               -----------------
Schedule, Parent does not own, directly or indirectly, any capital stock of or other equity or voting interests in any person.

     (B) Merger Sub is a newly formed corporation with no material assets or liabilities, except for liabilities arising under this Agreement. Merger Sub will not conduct any business or activities other than the issuance of its capital stock to Parent prior to the Merger.

     SECTION  4.3  CAPITAL  STRUCTURE
                   ------------------
     .
     (A) The authorized capital stock of Parent consists of 100,000,000 shares of common stock $0.001 par value (the "Parent Common Stock"), and 20,000,000
                                           -------------------
shares  of  preferred  stock,  par  value  $0.001  per share, of Parent ("Parent
                                                                          ------
Authorized  Preferred  Stock"). Pursuant to this Merger Agreement, and as of the
-----------------------------
date hereof: (i)11,729,949 shares of Parent Common Stock were issued and outstanding; (ii) no (0) shares of Parent Common Stock were held by Parent in its treasury; (iii) no (0) shares of Parent Common Stock were held by subsidiaries of Parent; (iv) approximately nil shares of Parent Common Stock were reserved for issuance pursuant to the stock-based plans identified in the Parent Disclosure Schedule (such plans, collectively, the "Parent Stock Plans"),
--------------------------                                 ------------------
of which approximately no (0) shares are subject to outstanding employee stock options or other rights to purchase or receive Parent Common Stock granted under the Parent Stock Plans (collectively, "Parent Employee Stock Options"); and (v)
                                        -----------------------------
nil  shares  of  Parent  Common  Stock  are  reserved  for  issuance pursuant to convertible securities Except as set forth in this Section, there are no outstanding (i) shares of capital stock or other securities (voting or otherwise) of the Parent, (ii) securities of the Parent convertible into or exchangeable for shares of capital stock or securities (voting or otherwise) of the Parent, or (iii) options, warrants or other rights to acquire from the Parent, directly or indirectly, or obligations of the Parent to issue, any capital stock or securities (voting or otherwise), or any other securities convertible into or exchangeable for capital stock or securities of the Parent. All shares of capital stock of Parent outstanding as of the date hereof have been, and all shares thereof which may be issued pursuant to this Agreement or otherwise will be, when issued, duly authorized and validly issued and are fully paid and nonassessable. All shares of capital stock of Parent outstanding as of the date hereof have been, and all shares which shall be issued as part of the Merger Consideration will be, when issued, fully paid and nonassessable and not subject to preemptive rights created by statute, the Parent's Articles of Incorporation as amended by the Articles of Amendment (the "Parent's Articles of
                                                            --------------------
Incorporation")  or any agreement to which the Parent is a party or by which the
-------------
Parent  may  be  bound.

          (B) Parent has a sufficient number of duly authorized but unissued shares of Parent Common Stock to issue the maximum number of such shares contemplated by Article II of this Agreement as the Merger Consideration.

     SECTION  4.4  AUTHORITY;  NONCONTRAVENTION
                   ----------------------------
     .
          (A) Parent and Merger Sub have the corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. Except for any required approval by Parent's shareholders in connection with the consummation of the Merger, all corporate acts and proceedings required to be taken by or on the part of Parent and Merger Sub to authorize Parent and Merger Sub, as the case may be, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby have been duly and validly taken. This Agreement constitutes a valid and binding agreement of Parent and Merger Sub, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          (B) The execution and delivery of this Agreement does not and the consummation of the transactions contemplated hereby will not conflict with or result in a violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation under (i) any provision of Parent's or Merger Sub's articles of incorporation, (ii) any loan or credit agreement, note, mortgage, indenture, lease or other Parent Contract or (iii) instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or Merger Sub or their properties or assets.

          (C) The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation of the Merger by Parent and Merger
Sub requires no consent, approval, order or authorization of, action by or in respect of, or registration or filing with, any Governmental Entity other than
(i) the filing of a certificate of merger in accordance with the Secretary, (ii) compliance with any applicable requirement of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (vi) compliance with the Securities Act;
                        ------------
and  (vii)  compliance  with  any  state  securities  or  blue  sky  laws.

          (D) The execution and delivery of this Agreement and the consummation of the Merger will not result in the creation of any Lien upon any asset of Parent.

          (E)     Except  as  set  forth  in  the Parent Disclosure Schedule, no
                                                  --------------------------
consent, approval, waiver or other action by any person (other than the governmental authorities referred to in (b) above) under any indenture, lease, instrument or other material contract, agreement or document to which Parent is a party or by which Parent is bound is required or necessary for, or made necessary by reason of, the execution, delivery and performance of this Agreement by Parent or the consummation of the Merger.

     SECTION  4.5  PARENT  DOCUMENTS
                   -----------------
     .
     (A) As of their respective filing dates, (i) Parent's Annual Report on Form 10-KSB for its fiscal year ended December 31, 2004, and all reports, schedules, forms, information statements and other documents (including exhibits) filed by Parent with the Securities and Exchange Commission ("SEC")
                                                                           ---
subsequent to such fiscal year end (together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002 ("SOXA"), the "Parent SEC Documents")
                                             ----         --------------------
complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC there under applicable to such Parent SEC Documents, except as amended or supplemented by a subsequently filed Parent SEC Document, and (ii) no Parent SEC Documents, as of their respective dates, contained (except for such matters as were amended or supplemented by a subsequently filed Parent SEC Document, if any), and no Parent SEC Document filed subsequent to the date hereof through the Closing Date will contain as of their respective dates, any untrue statement of a material fact or omitted, and no Parent SEC Document filed subsequent to the date hereof and through the Closing Date will omit as of their respective dates, to state a material fact required to be stated therein or necessary to make the statements therein (in the case of registration statements of Parent under the Securities Act, in light of the circumstances under which they were made) not misleading (excluding information furnished by Company or shareholders of Company for inclusion therein, as to which no representation or warranty is given by Parent).
          (B) The financial statements of Parent included in the Parent SEC Documents (including the related notes) complied as to form, as of their respective dates of filing with the SEC (except as subsequently amended or supplemented by a subsequent Parent SEC Document, if at all), in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principals ("GAAP") (except, in the case of
                                                  ----
unaudited  statements,  as  permitted  by Quarterly Report on Form l0-QSB of the
SEC) applied on a consistent basis during the periods and at the dates involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial condition of Parent and its subsidiaries at the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that were not, or with respect to any such financial statements contained in any Parent SEC Documents to be filed subsequently to the date hereof are not reasonably expected to be, material in amount or effect). Except for liabilities (i) set forth in the Parent
                                                                          ------
Disclosure  Schedule, (ii) reflected in Parent's audited financial statements as
         -----------
at, and for the period ending, December 31, 2004, including, without limitation, any liabilities described in any notes thereto (or liabilities for which neither accrual nor footnote disclosure is required pursuant to GAAP), (iii) incurred in the ordinary course of business since December 31, 2004 consistent with Parent's past practices, or (iv) in connection with the negotiation and consummation of this Agreement and the transactions contemplated hereby, Parent has no material liabilities or obligations, whether absolute, accrued, contingent or otherwise.
     (C) Each of Parent, its directors and its senior financial officers has consulted to the extent necessary with Parent's independent auditors and with Parent's outside counsel with respect to, and (to the extent applicable to Parent) is familiar in all material respects with all of the requirements of, SOXA. Parent hereby reaffirms, represents and warrants to the Company the matters and statements made in the certifications filed with the SEC pursuant to Sections 302 and 906 of SOXA as if such certifications were made as of the Closing Date.

     SECTION  4.6  OTC  BULLETIN  BOARD  LISTING
                   -----------------------------
Parent has made all filings required and taken all actions necessary to maintain its listing on the NASD Over-The-Counter Bulletin Board.

SECTION  4.7  PARENT  CONTRACTS
              -----------------
     .
     (A) Except for agreements explicitly contemplated hereby, there are no agreements, understandings or proposed transactions between Parent and any of its officers, directors, affiliates or any affiliate thereof.
     (B) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which Parent is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to Parent in excess of, $10,000, or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from Parent, or (iii) provisions restricting or affecting the development, manufacture or distribution of Parent's products or services, or (iv) indemnification by Parent with respect to infringements of proprietary rights.
     (C) Parent has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $10,000 or, in the case of indebtedness and/or liabilities individually less than $10,000, in excess of $50,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights.
     (D) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities Parent has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.
     (E) Parent is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Articles of Incorporation or Bylaws, that would have a material adverse effect on Parent.
     (F) Parent has not engaged in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of Parent with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of Parent or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of Parent would be disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of Parent.

     SECTION  4.8  PERMITS;  COMPLIANCE  WITH  APPLICABLE  LAWS
                   --------------------------------------------
     .
     (A) Parent and its subsidiaries own and/or possess all Permits which are required for the operation of the respective businesses of Parent and its subsidiaries as presently conducted, except for those the failure to own or possess would not reasonably be expected to have a material adverse effect on Parent. Each of Parent and its subsidiaries is in compliance with the terms of its Permits and all the Permits are in full force and effect and no suspension, modification or revocation of any of them is pending or, to the knowledge of Parent, threatened, except where the failure to be in full force and effect individually or in the aggregate would not reasonably be expected to have a material adverse effect on Parent.
     (B) Each of Parent and its subsidiaries is in compliance with all applicable statutes, laws, regulations, ordinances, permits, rules, writs, judgments, orders, decrees or arbitration awards of any Governmental Entity applicable to Parent or its subsidiaries except where the failure to be in compliance individually or in the aggregate would not have a material adverse effect on the Parent.
     (C) Except for filings with the SEC and filings with respect to Taxes, Parent and each of its subsidiaries have filed all regulatory reports, schedules, forms, registrations and other documents, together with any amendments required to be made with respect thereto, that they were required to file with each Governmental Entity (the "Other Parent Documents"), and have paid all fees and assessments due and payable ---------------------- in connection therewith, except where the failure to make such payments and filings individually or in the aggregate would not have a material adverse effect on the Parent.

     SECTION  4.9  ABSENCE  OF  LITIGATION
                   -----------------------
     .
     (A) The Parent Disclosure Schedule contains a true and current summary description of ---------------------------- each pending and, to Parent's knowledge, threatened Action with respect to Parent or any of its subsidiaries.

     (B) Except as disclosed in the Parent Disclosure Schedule, there is no Action relating to Parent or any of its -------------------------- subsidiaries by or before any Governmental Entity or otherwise pending or, to the best of Parent's knowledge, threatened, which could reasonably be expected to have a material adverse effect on Parent.

     (C) Except as disclosed in the Parent Disclosure Schedule, there is no Action relating to Parent or any of its -------------------------- subsidiaries by or before any Governmental Entity or otherwise pending or, to the best of Parent's knowledge, threatened, which could reasonably be expected to delay, prohibit, make illegal, or have a material adverse effect on the consummation of this Agreement or the transactions contemplated hereby, or the benefits to the parties hereto intended hereby and thereby.

     (D) Prior to the execution of this Agreement, Parent has delivered to the Company all responses of counsel for Parent and its subsidiaries to auditors' requests for information delivered in connection with Parent's audited financial statements for the period ended December 31, 2004 (together with any updates provided by such counsel) regarding Actions pending or threatened against, relating to or affecting the Company or any of its subsidiaries.

     SECTION  4.10  TAX  MATTERS
                    ------------
        Parent and its subsidiaries have filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. Parent and its subsidiaries have paid all taxes and other assessments due, except those contested by it in good faith that are listed in the Parent
                                                                          ------
Disclosure  Schedule.  The provision for taxes of Parent and its subsidiaries as
  ------------------
shown in the Parent's financial statements is adequate for taxes due or accrued as of the date thereof. Parent has not elected pursuant to the Code to be treated as a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material adverse effect on Parent. Parent has never been advised of any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Parent's or its subsidiaries' federal income tax returns and none of their respective state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the date of the Parent financial statements, Parent has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. Parent has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

SECTION  4.11  EMPLOYEE  BENEFIT  PLANS
               ------------------------
   Except as set forth in the Parent Disclosure Schedule, neither Parent nor any
                              --------------------------
of its subsidiaries have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

     SECTION  4.12  LABOR  MATTERS
                    --------------
        Neither Parent nor any of its subsidiaries are bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the best of Parent's knowledge, has sought to represent any of the employees, representatives or agents of Parent. There is no strike or other labor dispute involving Parent pending, or to the best of Parent's knowledge, threatened, that could have a material adverse effect on Parent nor is Parent aware of any labor organization activity involving its employees. Parent is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with Parent, nor does Parent have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of Parent is terminable at the will of Parent. To the best of its knowledge, Parent has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment.

     SECTION  4.13  ENVIRONMENTAL  MATTERS
                    ----------------------
        Neither Parent nor any of its subsidiaries are in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

     SECTION  4.14  INTELLECTUAL  PROPERTY
                    ----------------------
        Parent and its subsidiaries have sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes reasonably necessary for its business as now conducted without any conflict with or infringement of the rights of others. The Parent Disclosure Schedule contains a complete list of
                          --------------------------
all of Parent's and its subsidiaries' patents, trademarks, service marks, trade names, copyrights and all applications for any of the foregoing, including, to Parent's knowledge, without having conducted any lien searches or similar type of search, any security interest, lien, encumbrance or charge of any kind granted thereon. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is Parent bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. Parent has not received any written or oral communications alleging that Parent has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. Parent is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of Parent or that would conflict with Parent's business as currently conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of Parent's business by the employees of Parent, nor the conduct of Parent's business as currently conducted, will, to Parent's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. Parent does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by Parent.

     SECTION  4.15  INSURANCE  MATTERS
                    ------------------
        No later than the Effective Time, Parent and its subsidiaries will have all material primary insurance with financially sound and nationally recognized insurance carriers providing insurance coverage, including, but not limited to, directors and officers liability insurance, that is customary in amount and scope for other companies in the industry in which Parent and its subsidiaries operate. As of the Effective Time, all such insurance policies will be in full force and effect and all premiums due and payable thereon will be paid. The insurance coverage provided by such policies will not terminate or lapse by reason of the transactions contemplated by this Agreement. As of the Effective Time, neither Parent nor any subsidiary will have received notice that any insurer under any policy of Parent is denying liability with respect to a claim there under or defending under a reservation of rights clause.

     SECTION  4.16  TRANSACTIONS  WITH  AFFILIATES
                    ------------------------------
        There are (i) no outstanding amounts payable to or receivable from, or advances by Parent or any of its subsidiaries to, and neither Parent nor any of its subsidiaries is otherwise a creditor of or debtor to, any officer, director, or shareholder of Parent or any Related Person, other than as part of the normal and customary terms of such persons' employment or service as an officer, director or employee of Parent or any of its subsidiaries; (ii) no Related Person provides or causes to be provided any assets, services or facilities to Parent or any subsidiary; (iii) neither Parent nor any subsidiary provides or causes to be provided any assets, services or facilities to any Related Person; and (iv) neither Parent nor any subsidiary beneficially owns, directly or indirectly, any assets or property of any Related Person, which, in the case of clauses (i) - (iv) above, if required to be disclosed in Parent's Form 10-KSB, is not so disclosed. Each of the liabilities and transactions identified on Parent's Form 10-KSB or in the Parent Disclosure Schedule, if such action
                                     ---------------------------
occurred after December 31, 2004, was incurred or engaged in, as the case may be, on an arm's-length basis.

     SECTION  4.17  REAL  PROPERTY
                        ----------
        Each of Parent and its subsidiaries has valid leaseholds in all real estate leased by it, other than Permitted Liens. Neither Parent nor any of its subsidiaries owns any real property. The Parent Disclosure Schedule sets forth
                                           --------------------------
a complete list of all real property leased, subleased, or otherwise occupied or used by Parent and its subsidiaries as lessee.

     SECTION  4.18  BOARD  APPROVAL
                    ---------------
        Pursuant to meetings duly noticed and convened in accordance with all applicable laws and at each of which a quorum was present, the Board of Directors of Parent, after full and deliberate consideration, unanimously has duly adopted this Agreement and resolved that the Merger and the transactions contemplated hereby are in the best interests of Parent's shareholders. The Board of Directors of Merger Sub unanimously has duly approved this Agreement and has determined that the Merger is advisable.

     SECTION  4.19  BOOKS  AND  RECORDS
                    -------------------
   Each of Parent and its subsidiaries maintains and has maintained accurate books and records in accordance with GAAP reflecting its assets and liabilities and accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis.

     SECTION  4.20  BROKERS
                    -------
        Neither Parent or any of its subsidiaries have a liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

     SECTION  4.21  ACCURACY  OF  INFORMATION
                    -------------------------
To the knowledge of Parent, neither this Agreement, the Parent Disclosure Schedule nor any other document, schedule, exhibit, certificate or instrument provided by the Parent, any of the Parent's subsidiaries, Merger Sub or any of their respective employees or agents to the Company in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, not misleading.
                                    ARTICLE V

                    COVENANTS RELATING TO CONDUCT OF BUSINESS
     SECTION  5.1  CONDUCT  OF  BUSINESS  BY  THE  COMPANY
                   ---------------------------------------
     Except as required by applicable law or regulation and except as otherwise contemplated by this Agreement, until the earlier of the termination of this Agreement or the Effective Time, the Company shall, and cause its subsidiaries to, conduct their respective businesses in the ordinary course and consistent with past practices. Except as required by applicable law or regulation and except as otherwise contemplated by this Agreement or except as previously consented to by Parent, in writing, after the date hereof the Company shall not, and shall not permit any of its subsidiaries to:

     (A)  amend or otherwise change its certificate of incorporation or by-laws;
     (B) issue, sell, pledge, dispose of, encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of (i) any shares of its capital stock of any class, or options, warrants, convertible securities or other rights of any kind to acquire shares of such capital stock, or any other ownership interest, thereof, other than (x) any issuance pursuant to any
                                -----------
outstanding security or agreement of Company disclosed in accordance with this Agreement, or (y) any issuance or sale pursuant to any plan for or agreement with any officer, director or employee of Company, or (ii) any of its assets, tangible or intangible;
     (C) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to its capital stock;
     (D) (i) reclassify, combine, split, or subdivide, directly or indirectly, any of its capital stock, or (ii) redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, except from any officer, director or employee upon termination of such officer, director or employee in accordance with any agreements to do the same which are expressly disclosed pursuant to this Agreement;
     (E) (i) acquire (including, without limitation, for cash or shares of stock, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership or other business organization or division thereof or any assets, or make any investment either by purchase of stock or securities, contributions of capital or property transfer, or purchase any property or assets of any other person, (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, or (iii) enter into any contract or agreement which would require disclosure on the Company Disclosure Schedule pursuant to Section 3.5;
     (F) make any capital expenditure or enter into any contract or commitment therefore in excess of $100,000;
     (G) amend, terminate or extend any contract or agreement listed pursuant to
Section  3.5  on  the  Company  Disclosure  Schedule;
     (H) delay or accelerate payment of any account payable or other liability of the Company beyond or in advance of its due date or the date when such liability would have been paid in the ordinary course of business consistent with past practice;
     (I) take any action, or permit any event or condition to occur or exist, which would cause any representation or warranty of the Company to be untrue; or
     (J) agree, in writing or otherwise, to take or authorize any of the foregoing actions or any action which would make any representation or warranty contained in Article III untrue or incorrect.

     SECTION  5.2  ADVICE  OF  CHANGES
                   -------------------
     Each of the Company, as one party, and Parent and Merger Sub, together as the second party, shall promptly advise the other party orally and in writing to the extent it has knowledge of (i) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect, (ii) the failure by it to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; (iii) any suspension, termination, limitation, modification, change or other alteration of any agreement, arrangement, business or other relationship with any of the Company's customers, suppliers or sales or design personnel; and (iv) any change or event having, or which, insofar as reasonably can be foreseen, could have a material adverse effect on such party or on the accuracy and completeness of its representations  and  warranties  or  the  ability  of such party to satisfy the conditions  set  forth  in  Article  VII;  provided,  however,  that  no  such
                                           --------   -------
notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement; and provided further
                                                                -------- -------
that a failure to comply with this Section 5.2 shall not constitute a failure to be satisfied of any condition set forth in Article VII unless the underlying untruth, inaccuracy, failure to comply or satisfy, or change or event would independently result in a failure of a condition set forth in Article VII to be satisfied.

     SECTION  5.3  CONDUCT  OF  BUSINESS  BY  PARENT
                   ---------------------------------
     Except as required by applicable law or regulation and except as otherwise contemplated by this Agreement, until the earlier of the termination of this Agreement or the Effective Time, Parent shall, and cause its subsidiaries to conduct their respective businesses in the ordinary course and consistent with past practices. Except as required by applicable law or regulation and except as otherwise contemplated by this Agreement or except as previously consented to by the Company, in writing, after the date hereof Parent shall not, and shall not permit any of its subsidiaries to:

     (A) amend or otherwise change its certificate of incorporation or by-laws, other than to increase the number of authorized shares of Parent Common Stock or Parent preferred stock, or to otherwise implement the terms and conditions of this Agreement, or as permitted by this Agreement;
     (B) issue, sell, pledge, dispose of, encumber or authorize the issuance, sale, pledge disposition, grant or encumbrance of any shares of its capital stock of any class, or options, warrants, convertible securities or other rights of any kind to acquire shares of such capital stock, or any other ownership interest thereof;
     (C) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to its capital stock;
     (D)     (i)  reclassify,  combine,  split,  or  subdivide,  directly  or indirectly, any of its capital stock, or (ii) redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, except from any officer, director or employee upon termination of such officer, director or employee;
     (E) (i) acquire (including, without limitation, for cash or shares of stock, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership or other business organization or division thereof or any assets, or make any investment either by purchase of stock or securities, contributions of capital or property transfer, or purchase any property or assets of any other person, (ii) incur any indebtedness for borrowed money other than pursuant to agreements disclosed in the Parent Disclosure
                                                               -----------------
Schedule,  or  issue  any  debt  securities  other  than  pursuant to agreements disclosed  in  the Parent Disclosure Schedule or assume, guarantee or endorse or
                   --------------------------
otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances other than pursuant to licensing/development agreements entered into in the ordinary course of Parent's business, consistent with past practice, or (iii) enter into any new contract or agreement which would require on the Parent Disclosure Schedule pursuant to
Section  4.7  and  not  otherwise  permitted  pursuant  to  this  Agreement;
     (F) make any capital expenditure or enter into any contract or commitment therefore;
     (G) amend, terminate or extend any contract or agreement listed on the Parent Disclosure Schedule pursuant to Section 4.7;
     (H) delay or accelerate payment of any account payable or other liability of the Company beyond or in advance of its due date or the date when such liability would have been paid in the ordinary course of business consistent with past practice;
     (I) take any action, or permit any event or condition to occur or exist, which would cause any representation or warranty of Parent to be untrue; or
     (J) agree, in writing or otherwise, to take or authorize any of the foregoing actions or any action which would make any representation or warranty contained in Article IV untrue or incorrect.

     SECTION  5.4  TRANSITION
                   ----------
        To the extent permitted by applicable law, Parent and the Company shall, and shall cause their respective subsidiaries, affiliates, officers and employees to, use their commercially reasonable efforts to facilitate the integration of the Company with the businesses of Parent and its subsidiaries to be effective as of the Closing Date.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS
     SECTION  6.1  SHAREHOLDERS'  MEETING
                   ----------------------
        The Company shall cause a meeting of its shareholders (or take action by written consent of its shareholders as permitted under applicable law) (the "Company Shareholders Meeting") as soon as practicable after the date of this
    ---------------------------
Agreement  for  the  purpose  of  voting  on  the  adoption  of  this Agreement.

SECTION  6.2  ACCESS  TO  INFORMATION;  CONFIDENTIALITY
              -----------------------------------------

     (A) Each party shall, and shall cause its subsidiaries to, afford to the other party and to the officers, current employees, accountants, counsel, financial advisors, agents, lenders and other representatives of such party and its subsidiaries, reasonable access during normal business hours during the period prior to the Effective Time to all its respective properties, books, contracts, commitments, personnel and records and, during such period, each party shall, and shall cause each of its subsidiaries to, furnish promptly to the other party (a) a copy of each material report, schedule, registration statement and other document filed by it with any Governmental Entity and (b) all other information concerning its business, properties and personnel as such other party may reasonably request.
     (B) The parties will hold, and will use its best efforts to cause its officers, directors, employees, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the other party and its subsidiaries furnished to it in connection with the transactions contemplated hereby, except to the extent that such information can be shown to have been (i) previously known on a nonconfidential basis by the disclosing party, (ii) in the public domain through no fault of the disclosing party, or (iii) later lawfully acquired by the disclosing party from sources; provided that each party may disclose such information to its officers, directors, employees, consultants, advisors and agents in connection with the Merger so long as such persons are informed of the confidential nature of such information and are directed to treat such information confidentially. Each party's obligation to hold such information in confidence shall be satisfied if it exercises the same care with respect to such information as it would exercise to preserve the confidentiality of its own similar information. Notwithstanding any other provision of this Agreement, if this Agreement is terminated, such confidence shall be maintained and all confidential materials shall be destroyed or delivered to their owner, upon request.

     SECTION  6.3  COMMERCIALLY  REASONABLE  EFFORTS
                   ---------------------------------
        Except where otherwise provided in this Agreement, each party will use its commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the Merger as soon as practicable after the satisfaction of the conditions set forth in Article VIII hereof, provided that the foregoing shall not require the Company, Parent or Merger Sub to take any action or agree to any condition that might, in the reasonable judgment of the Company or Parent, as the case may be, have a material adverse effect on the Company or Parent, respectively.

     SECTION  6.4  INDEMNIFICATION,  EXCULPATION  AND  INSURANCE
                   ---------------------------------------------

     (A) All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of the Company as provided in its articles of incorporation or by-laws (or comparable organizational instruments and agreements) and any existing indemnification agreements or arrangements of the Company shall survive the Merger and shall continue in full force and effect in accordance with their terms, and shall not be amended, repealed or otherwise modified for a period of six (6) years after the Effective Time in any manner that would adversely affect the rights there under of such individuals for acts or omissions occurring at or prior to the Effective Time.
     (B) In the event of any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, any such claim, action, suit, proceeding or investigation in which any individual who is now or has been at any time prior to the date of this Agreement, or who becomes prior to the Effective Time, a director or officer of the Company (the "Indemnified Parties"), is, or is
                                               --------------------
threatened to be, made a party, or arising out of or pertaining to (i) the fact that he is or was a director, officer or current employee of the Company or its predecessor or (ii) this Agreement or any of the transactions contemplated hereby, whether in any case asserted or arising before or after the Effective Time, the parties hereto agree to cooperate and use their reasonable best efforts to defend against and respond thereto.
     (C) From and after the Effective Time, the Parent shall cause the Surviving Corporation to maintain in effect a directors' and officer's liability insurance policy covering acts or omissions occurring after the Effective Time.
     (D) Parent shall cause the Surviving Corporation or any successor thereto, whether by consolidation, merger or transfer of substantially all of its properties or assets, to comply with its obligations under this Section 6.4. The provisions of this Section 6.6 shall survive the Effective Time and are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and other person named herein and his or her heirs and representatives.

     SECTION  6.5  FEES  AND  EXPENSES
                   -------------------
.. All costs, fees and expenses incurred in connection with the Merger, this Agreement (including all instruments and agreements prepared and delivered in connection herewith), and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses;

     SECTION  6.6  PUBLIC  ANNOUNCEMENTS
                   ---------------------
        Parent and the Company shall consult with each other before issuing, and shall provide each other the opportunity to review, comment upon and concur with any press release or other public statements or announcements (including pursuant to Rule 165 under the Securities Act and Rule 14a-12 under the Exchange
Act) and any broadly distributed internal communications with respect to the Merger, this Agreement and the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement or announcement prior to such consultation, except as either party may determine is required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange or inter-dealer quotation system of a registered national securities association (provided prior notice is given to the other party with a copy of any such disclosure).

     SECTION  6.7  BOARD  OF  DIRECTORS  OF  PARENT
                   --------------------------------
        At the Effective Time, Parent's Board of Directors shall consist of five
(5) directors, of which three (3) directors shall be nominated by Parent's current directors and two (2) directors shall be nominated by the Company. All such directors shall serve in accordance with Parent's articles of incorporation and by-laws.

     SECTION  6.8  PRIVATE  PLACEMENT  FINANCING
                   -----------------------------
        Prior to the Effective Time, Parent shall reserve up to 4,000,000 shares of Parent Common Stock for issuance under a private placement financing of not less than $2,000,000 to be funded as follows: $500,000 to be delivered on or before April 30,2005; $1,500,000 to be delivered 120 days thereafter. In addition to the foregoing, based upon the performance of Company, Parent shall use its best efforts to raise an additional $3,000,000 on or before 12 months from Closing, which funding shall be secured as equity capital, for which private placement shares shall be issued.

     SECTION  6.9  SHAREHOLDER  REPRESENTATIVE
                   ---------------------------
     For purposes of this Agreement, by their approval of the Merger to the extent required, each of the holders of the Company Common Stock will be conclusively deemed to have consented to, approved and agreed to be personally bound by: (1) the escrow agreement which may be entered into pursuant to
Section 2.2 by and between the Company, the Escrow Agent and the Shareholder Representative, (ii) the appointment of a person designated by the Board of Directors of the Company to act as the Shareholder Representative and as attorney-in-fact and agent for and on behalf of the Company shareholders as provided in this Agreement and the escrow agreement which may be entered into and (iii) the taking by the Shareholder Representative of any and all actions and the making of any decisions required or permitted to be taken by the Shareholder Representative under this Agreement and the escrow agreement which may be entered into pursuant to Section 2.2. The Shareholder Representative will have authority and power to act on behalf of each Company shareholder with respect to the disposition, settlement or other handling of (a) the distribution of the Aggregate Merger Consideration upon the release of Escrow, and all rights or obligations arising under the escrow agreement so long as all the Company shareholders are treated in a manner consistent with Section 2.2 of this
Agreement and/or consent in writing to a different treatment. Each Company shareholder will be bound by all actions taken by the Shareholder Representative in the distribution of the Aggregate Merger Consideration as set forth in
Section 2.2, and the Escrow Agent and Parent shall be entitled to rely on any action of decision of the Shareholder Representative in connection therewith.
                                   ARTICLE VII

                              CONDITIONS PRECEDENT
     SECTION  7.1  CONDITIONS  TO  EACH  PARTY'S OBLIGATION TO EFFECT THE MERGER
                   -------------------------------------------------------------
        The respective obligation of each party to effect the Merger is subject to the satisfaction or, to the extent permitted by applicable law, waiver by each of Parent and the Company on or prior to the Closing Date of the following conditions:
(A)     Shareholder  Approvals.  The  Company shall have obtained the consent of
        ----------------------
the requisite holders of each class of its capital stock to the Merger, this Agreement and the transactions contemplated hereby. Merger Sub shall have obtained the consent of the holders of its capital stock to the Merger, this Agreement and the transactions contemplated hereby.
(B)     Governmental  and  Regulatory  Approvals.  Other  than the filing of the
        ----------------------------------------
Articles of Merger provided for under Section 1.3, all consents, approvals and actions of, filings with and notices to any Governmental Entity required by the Company, Parent or any of their subsidiaries under applicable law or regulation to consummate the Merger and the transactions contemplated by this Agreement, the failure of which to be obtained or made would result in a material adverse effect on Parent's ability to conduct the business of the Company in substantially the same manner as presently conducted, shall have been obtained or made (all such approvals and the expiration of all such waiting periods, the "Requisite Regulatory Approvals")
 --------------------------------
(C)     No  Injunctions  or  Restraints.  No  judgment, order, restraining order
        -------------------------------
and/or injunction (temporary or otherwise), decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any court or other Governmental Entity or other legal restraint or prohibition (collectively, "Restraints") shall be in effect preventing or materially
                 ----------
delaying  the  consummation  of  the Merger; provided, however, that each of the
                                             --------  -------
parties shall have used its best efforts to have such Restraint lifted, vacated or rescinded.
(D)     Name  Change.  Upon  execution hereon, Parent shall undertake to  change
        ------------
its name to "Who's Your Daddy" or such other name as the relevant regulatory authorities may permit; provide, however, that the Company and Parent shall
                           -------   -------
mutually  agree  on  such  other  name.

     SECTION  7.2  CONDITIONS  TO  OBLIGATIONS  OF  PARENT  AND  MERGER  SUB
                   ---------------------------------------------------------
        The obligation of Parent and Merger Sub to effect the Merger is further subject to satisfaction or waiver of the following conditions:
(A)     Representations  and Warranties of the Company.  The representations and
        ----------------------------------------------
warranties of the Company set forth herein and in the Company Disclosure Schedule shall be true and correct at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct as of such date); provided that no representation or warranty of the Company shall be deemed untrue or incorrect for purposes of this Section 7.2(a) as a consequence of the existence of any fact, event or circumstance inconsistent with such representation or warranty, unless such fact, event or circumstance, individually or when aggregated with all other facts, events or circumstances inconsistent with any such representation or warranty of the Company, has had or would be expected to result in a material adverse effect on the Company, disregarding for these purposes any qualification or exception for, or reference to, materiality in any such representation or warranty. Parent shall have received a certificate of the Company's President to the foregoing effect.
(B)     Performance  of  Obligations  of  the  Company.  The  Company shall have
        ----------------------------------------------
performed, in all material respects, all obligations required to be performed by it at or prior to the Closing Date under this Agreement. Parent shall have received a certificate of the Company's President to the foregoing effect.
(C)     Regulatory  Condition.  No  condition  or  requirement  shall  have been
        ---------------------
imposed by one or more Governmental Entities in connection with any required approval by them of the Merger that requires the Company to be operated in a manner that would have a material adverse effect on the Company or the Parent or on the consummation of this Agreement and the transactions contemplated hereby.
(D)     No  Company  Material  Adverse  Effect.  There shall not be or exist any
        --------------------------------------
change, effect, event, circumstance, occurrence or state of facts that has had, has or which reasonably could be expected to have, a material adverse effect on the Company.
     SECTION  7.3  CONDITIONS  TO  OBLIGATIONS  OF  THE  COMPANY
                   ---------------------------------------------
        The obligation of the Company to effect the Merger is further subject to satisfaction or waiver of the following conditions:
(A)     Representations  and  Warranties.  The representations and warranties of
        --------------------------------
Parent set forth herein and in the Parent Disclosure Schedule shall be true and correct at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct as of such date); provided that no representation or warranty of Parent shall be deemed untrue or incorrect for purposes of this Section 7.3 (a) as a consequence of the existence of any fact, event or circumstance inconsistent with such representation or warranty, unless such fact, event or circumstance, individually or when aggregated with all other facts, events or circumstances inconsistent with any such representation or warranty of Parent, has had or would be expected to result in a material adverse effect on Parent, disregarding for these purposes any qualification or exception for, or reference to, materiality in any such representation or warranty. The Company shall have received a certificate of Parent's Chief Executive Officer and Chief Financial Officer to the foregoing effect.
(B)     Performance  of  Obligations  of Parent.  Parent shall have performed in
        ---------------------------------------
all material respects all obligations required to be performed by it at or prior to the Closing Date under this Agreement. The Company shall have received a certificate of Parent's Chief Executive Officer and Chief Financial Officer to the foregoing effect.
(C)     Regulatory  Condition.  No  condition  or  requirement  shall  have been
        ---------------------
imposed by one or more Governmental Entities in connection with any required approval by them of the Merger that requires Parent or any of its subsidiaries to be operated in a manner that would have a material adverse effect on Parent or Company or on the consummation of this Agreement or the transactions contemplated hereby.
(D)     No  Parent  Material  Adverse  Effect.  There  shall not be or exist any
        -------------------------------------
change, effect, event, circumstance, occurrence or state of facts that has had, has or which reasonably could be expected to have, a material adverse effect on Parent.
(E)     Employment  Agreements.  Parent and each of Dan Fleyshman and Edon Moyal
        ----------------------
shall have executed employment agreements on mutually agreeable terms and such employment agreements shall have been approved by Parent's Board of Directors.

     SECTION  7.4  FRUSTRATION  OF  CLOSING  CONDITIONS
                   ------------------------------------
        Neither Parent nor the Company may rely on the failure of any condition set forth in Section 7.1, 7.2 or 7.3, as the case may be, to be satisfied if such failure was caused by such party's failure to use its own reasonable best efforts to consummate the Merger and the other transactions contemplated by this Agreement, as required by and subject to Section 6.5. For purposes of this Agreement, notwithstanding anything contained herein to the contrary relating to the Closing under this Agreement, the closing of this Agreement shall be deemed to take place upon execution hereon. The Board of Directors of both the Company, and the Parent have approved, and do hereby ratify this Agreement, and the terms contained herein.
                                  ARTICLE VIII

                    ACTIONS BY THE PARTIES AFTER THE CLOSING
     SECTION  8.1  SURVIVAL  OF  REPRESENTATIONS,  WARRANTIES,  ETC
                   ------------------------------------------------
        The representations, warranties and covenants contained in or made pursuant to this Agreement or any certificate, document or instrument delivered pursuant to or in connection with this Agreement in the transactions contemplated hereby shall survive the execution and delivery of this Agreement and the Closing hereunder notwithstanding any investigation, analysis or evaluation by the Company or Parent, as the case may be, or the business, operations or condition (financial or otherwise) of the Company or Parent, as the case may be, and thereafter (i) the representations and warranties of the Company and Parent shall continue to survive in full force and effect for a period of three (3) calendar years after the Closing Date, provided, however that the representations and warranties set forth in Sections 3.1, 3.2, 3.3, 4.1, 4.3, 4.4 and 4.5 survive indefinitely and the representations and warranties in Section 3.9 and 4.10 survive until the expiration of the all applicable statutes of limitation.

     SECTION  8.2  INDEMNIFICATION
                   ---------------

     (A)  By  the  Company.  The  Company  shall  indemnify,  defend  and  hold
          ----------------
harmless Parent, and its officers, directors, employees, agents, successors and assigns (collectively the "Parent Group") from and against any and all costs,
                              ------------
losses,  liabilities,  damages,  lawsuits,  deficiencies,  claims  and expenses, including without limitation, interest, penalties, attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, the "Damages"), incurred in connection with, arising out of,
                      -------
resulting  from  or  incident  to  any  breach  of any covenant, representation, warranty  or  agreement  made  by  the Company in or pursuant to this Agreement.
     (B)     By  Parent.  Parent  shall  indemnify,  reimburse,  defend and hold
             ----------
harmless  the  Company
its shareholders, officers, directors, employees, agents, successors and assigns from and against any and all Damages incurred in connection with, arising out of, resulting from or incident to any breach of any covenant, representation, warranty or agreement made by Parent in or pursuant to this Agreement.

     (C)  Defense  of  Claims.  If  any  Action  is  filed  or  initiated
          -------------------
against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event within ten (10) days after the service of the citation or summons); provided, however, that the failure of any indemnified party to give timely
--------   -------
notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to the indemnified party that the indemnifying party shall be obligated under the terms of its indemnity hereunder in connection with such Action, then the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such Action and to employ and engage attorneys of its own choice to handle and defend the same, such attorneys to be reasonably satisfactory to the indemnified party, at the indemnifying party's cost, risk and expense (unless (i) the indemnifying party has failed to assume the defense of such Action or (ii) the named parties to such Action include both of the indemnifying party and the indemnified party, and the indemnified party and its counsel determine in good faith that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party and that joint representation would be inappropriate), and to compromise or settle such Action, which compromise or settlement shall be made only with the written consent of the indemnified party, such consent not to be unreasonably withheld. The indemnified party may withhold such consent if such compromise or settlement would adversely affect the conduct of business or requires less than an unconditional release to be obtained. If (i) the indemnifying party fails to assume the defense of such Action within fifteen (15) days after receipt of notice thereof pursuant to this
Section 8.2, or (ii) the named parties to such Action include both the indemnifying party and the indemnified party and the indemnified party and its counsel determine in good faith that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party and that joint representation would be inappropriate, the indemnified party against which such Action has been filed or initiated will (upon delivering notice to such effect to the indemnifying party) have the right to undertake, at the indemnifying party's cost and expense, the defense, compromise or settlement of such Action on behalf of and for the account and risk of the indemnifying party; provided, however, that such Action
                                             --------  -------
or Proceeding shall not be compromised or settled without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. In the event the indemnified party assumes defense of the Action, the indemnified party will keep the indemnifying party reasonably informed of the progress of any such defense, compromise or settlement and will consult with, when appropriate, and consider any reasonable advice from, the indemnifying party of any such defense, compromise or settlement. The indemnifying party shall be liable for any settlement of any action effected pursuant to and in accordance with this Section 8.2 and for any final judgment (subject to any right of appeal), and the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any Damages by reason of such settlement or judgment.

     Regardless of whether the indemnifying party or the indemnified party takes up the defense, the indemnifying party will pay reasonable costs and expenses in connection with the defense, compromise or settlement for any Action or Proceeding under this Section 8.2.
     The indemnified party shall cooperate in all reasonable respects with the indemnifying party and such attorneys in the investigation, trial and defense of such Action or Proceeding and any appeal arising therefrom; provided, however,
                                                              --------  -------
that the indemnified party may, at its own cost, participate in the investigation, trial and defense of such Action or Proceeding and any appeal arising therefrom. The indemnifying party shall pay all expenses due under this
Section 8.2 as such expenses become due. In the event such expenses are not so paid, the indemnified party shall be entitled to settle any Action under this
Section 8.2 without the consent of the indemnifying party and without waiving any rights the indemnified party may have against the indemnifying party.
     (D)     Other  Claims.  A  claim  for  indemnification  for  any matter not
             -------------
involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.
     SECTION  8.3  REVERSE  SPLIT
                   --------------
        For a period of two (2) years following the Closing, Parent shall not complete any reverse stock split greater than a four-for-1 reverse stock split.
     SECTION  8.4  FINANCIAL  COMMITTEE
                   --------------------
        The Company and Parent agree to form a financial committee of the Board of Directors of Parent to be comprised of members which are designated by
Parent's existing Board of Directors and by the Company to manage the administration and disbursement of funds in excess of $250,000 received from the private placement of Parent Common Stock.
     SECTION  8.5  TRANSFER  OF  ASSETS  AND  LIABILITIES
                   --------------------------------------
        Within thirty (30) days after the execution of this Agreement, Parent shall transfer all the assets and liabilities used in the business of Snocone Systems Inc. as conducted as of the date of this Agreement, which shall result in Parent no longer holding any such assets or being obligated for any such liabilities.
                                   ARTICLE IX

                        TERMINATION, AMENDMENT AND WAIVER
     SECTION  9.1     TERMINATION
                      -----------
        This Agreement may be terminated at any time prior to the Effective Time, whether or not the Company's shareholders have approved the Agreement:
     (A)     by  mutual  written  consent  of  Parent  and  the  Company;
     (B)     by  either  Parent  or  the  Company:
(I) if the Merger shall not have been consummated at or prior to 5:00 p.m., California time, on April 10, 2005, provided, however, that the right to
                                     --------  -------
terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to any party whose failure to perform any of its obligations under this Agreement results in the failure of the Merger to be consummated by such time and date;
(II) if the Company's shareholders have not consented to the Merger, this Agreement and the transactions contemplated hereby;
(III) if any Restraint having any of the effects set forth in Section 7.1(c) shall be in effect and shall have become final and nonappealable; provided,
                                                                       --------
however,  that  the  party  seeking to terminate this Agreement pursuant to this
Section 9.1(b) (iv) shall have used its reasonable best efforts to prevent the entry of such Restraint and to have such Restraint vacated or removed; or
(IV) if any Governmental Entity that must grant a Requisite Regulatory Approval shall have denied the applicable Requisite Regulatory Approval and such denial shall have become final and nonappealable.
     (C) by Parent, if the Company shall have breached any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach (A) would give rise to the failure of a condition set forth in Section 7.2(a) or (b), and (B) is either incapable of being cured by the Company or, if curable, is not cured within 15 days of receipt from Parent of written notice thereof; or
     (D) by the Company, if Parent shall have breached any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach (A) would give rise to the failure of a condition set forth in Section 7.3(a) or (b), and (B) is either incapable of being cured by Parent or, if curable, is not cured within 15 days of receipt from the Company written notice thereof.
     The party desiring to terminate this Agreement pursuant to clause (b), (c) or (d) of this Section 8.1 shall provide written notice of such termination to the other party in accordance with Section 8.2, specifying in reasonable detail the provision hereof pursuant to which such termination is effected.

     SECTION  9.2  EFFECT  OF  TERMINATION
                   -----------------------
        If this Agreement is terminated by either the Company or Parent as provided in Section 9.1, this Agreement forthwith shall become void and have no effect, without any liability or obligation on the part of Parent or the Company. This Section 9.2, Article VIII and Article X shall survive such termination, provided, however, that nothing herein shall relieve any party from any liability (in contract, tort or otherwise, and whether pursuant to an action at law or in equity) for any knowing or willful breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement or in respect of fraud by any party.
     SECTION  9.3  AMENDMENT
                   ---------
        This  Agreement  may  be  amended  by the parties at any time; provided,
                                                                       --------
however, that after receipt of approval by the Company's shareholders, there shall not be made any amendment that by law requires any further approval by the shareholders of the Company without the further approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of all of the parties to be bound thereby.

     SECTION  9.4  EXTENSION;  WAIVER
                   ------------------
        At any time prior to the Effective Time, a party may (a) extend the time for the performance of any of the obligations or other acts of the other party,
(b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the proviso of Section 9.3, waive compliance by the other party with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.
                                    ARTICLE X

                               GENERAL PROVISIONS
     SECTION  10.1  NOTICES
                    -------
        All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
(A)     if  to  Parent  or  Merger  Sub,  to:
Snocone  Systems  Inc.
1555  E.  Flamingo  Rd.  #440
Las  Vegas  Nv.  89119
Fax  No.:  604  688  7846
Attention:  Vivian  Kane,  President
with  a  copy  (which shall not constitute notice pursuant to this Section 10.1)
to:
such counsel to Parent as may be designated by Parent by written notice to Company.
     (B)     if  to  the  Company,  to:
Who's  Your  Daddy,  Inc.
3131  Camino  Del  Rio  N.,  Suite  1650
San  Diego,  CA  92108
Fax  No.:  (619)  284-4334
Attention:  Dan  Fleyshman,  President
with a copy (which shall not constitute notice pursuant to this Section 10.1) to:

Fish  &  Richardson  P.C.
12390  El  Camino  Real
San  Diego,  CA  92130-2081
Fax  No.:  (858)  678-5099
Attention:  Edith  A.  Bauer,  Esq.

     SECTION  10.2  DEFINITIONS
                    -----------
        For  purposes  of  this  Agreement:
(A)     an  "affiliate"  of  any  person  means  another person that directly or
             ---------
indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person, where "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of voting securities, by contract, as trustee or executor, or otherwise.
(B)     "material  adverse change" or "material adverse effect" means, when used
         ------------------------      -----------------------
in reference to the Company or Parent, any change, effect, event, circumstance, occurrence or state of facts that is, or which reasonably could be expected to be, materially adverse to the business, assets, liabilities, condition (financial or otherwise) or results of operations of such party and its subsidiaries, considered as an entirety; provided, however, that the following
                                           --------- -------
shall  not  be taken into account or given effect, either individually or in the
       ---
aggregate, in determining whether there has occurred or there reasonably could be expected to occur, or whether there exists a change, effect, event, circumstance, occurrence or state of facts that is or which reasonably could be expected to be, a material adverse change or a material adverse effect: (i) any change, effect, event, circumstance, occurrence or state of facts relating to the United States economy or financial or securities markets in general, unless
(A) constituting or arising from a banking moratorium or general suspension of trading for more than 10 consecutive trading days on any national securities exchange or U.S. inter-dealer quotation system of a registered national securities association or (B) involving a decline in the Dow Jones Industrial Average of more than 35% measured over any five (5) trading day period), (ii) any adverse change, effect, event, circumstance, occurrence or state of facts relating to the biotech industry to the extent not affecting the referent person to a disproportionately greater extent than other persons in industries in which the referent person competes are or could reasonably be expected to be affected, or (iii) any change, effect, event, circumstance, occurrence or state of facts directly relating to and arising out of the public announcement or performance of this Agreement and the transactions contemplated hereby.
(C)     "person"  means  an  individual,  corporation,  partnership,  limited
         ------
liability company, joint venture, association, trust, unincorporated organization or other entity.
(D)     a  "subsidiary"  of  any  person  means another person, an amount of the
            ----------
voting securities, other voting ownership or voting partnership interests of which is sufficient to elect not less than a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.
(E)     "knowledge" means, (i) with respect to the Company, the actual knowledge
         ---------
after reasonable due inquiry, of the Company's executive officers and (ii) with respect to Parent, the actual knowledge after reasonable due inquiry of Parent's executive officers.
     SECTION  10.3  INTERPRETATION
                    --------------
     . Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation unless the word "only" follows the words "include," "includes" or "including." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the  provisions  of  this  Agreement.
     SECTION  10.4  COUNTERPARTS
                    ------------
     . This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. A facsimile copy of a signature page shall be deemed to be an original signature page.
     SECTION  10.5  ENTIRE  AGREEMENT;  NO  THIRD-PARTY  BENEFICIARIES
                    --------------------------------------------------
     . This Agreement (including the documents and instruments referred to herein) (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement and (b) are not intended to confer upon any person other than the parties any rights or remedies.
     SECTION  10.6  GOVERNING  LAW
                    --------------
     . This Agreement shall be governed by, and construed in accordance with, the internal substantive and procedural laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of law or choice of law of such State.
     SECTION  10.7  ASSIGNMENT
                    ----------
     . Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.
     SECTION  10.8  CONSENT  TO  JURISDICTION
                    -------------------------
     . Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal or State court located in San Diego, California in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Federal or State court sitting in San Diego, California, except for
                                                                      ------
any action in another jurisdiction to enforce any judgment previously obtained in any such Federal or State court sitting in San Diego, California. The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or any of the transactions contemplated by this Agreement in any Federal or State court located in San Diego, California, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
     SECTION  10.9  HEADINGS
                    --------
     . The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     SECTION  10.10  SEVERABILITY
                     ------------
     . If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
     SECTION  10.11  ENFORCEMENT
                     -----------
     . The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, Parent, the Company and Merger Sub have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.
     SNOCONE  SYSTEMS  INC.

     By        /s/  Vivian  Kane
         -----------------------
     Name:  Vivian  Kane
     Title:   President

     WYD  ACQUISITION  CORP.
     By        /s/  Vivian  Kane
         -----------------------
     Name:  Vivian  Kane
     Title:    President


     WHO'S  YOUR  DADDY,  INC.
     By        /s/  Dan  Fleyshman
         -------------------------
     Name:  Dan  Fleyshman
     Title:    President












                           COMPANY DISCLOSURE SCHEDULE

This Disclosure Schedule is made and given as of April 1, 2005 pursuant to that certain Agreement and Plan of Merger (the "AGREEMENT"), dated as of April 1, 2005 by and among Snocone Systems Inc., a Nevada corporation, WYD Acquisition Corp., a California corporation, and Who's Your Daddy, Inc., a California corporation (the "COMPANY"). The section numbers in this Disclosure Schedule correspond to the section numbers in the Agreement; however, any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other section number under the Agreement where such disclosure would otherwise be appropriate. Any terms defined in the Agreement shall have the same meaning when used in this Disclosure Schedule as when used in the Agreement unless the context otherwise requires.
Nothing herein constitutes an admission of any liability or obligation of the Company nor an admission against the Company's interest. The inclusion of any agreement or other matter herein or any exhibit hereto should not be interpreted as indicating that the Company has determined that such an agreement or other matter is necessarily material to the Company. References to any document do not purport to be complete and are qualified in their entirety by the document itself. Parent and Merger Sub acknowledge that certain information contained in this schedule may constitute material confidential information relating to the Company which may not be used for any purpose other than in connection with Parent's and Merger Sub's decision to consummate the transactions contemplated by the Agreement.

SCHEDULE  3.2  -  CAPITAL  STRUCTURE




                 No. of Shares
                 -------------
Class of Shares  Authorized     Outstanding  Held in Treasury  Reserved for Issuance
---------------  -------------  -----------  ----------------  ---------------------
Common Shares .     10,000,000   10,000,000                 0                      0
---------------  -------------  -----------  ----------------  ---------------------
Total . . . . .     10,000,000   10,000,000                 0                      0
---------------  -------------  -----------  ----------------  ---------------------



     The  following  is  the  Company's  shareholder  list:




                                                            WYD SHARES  PERCENTAGE
                                                            HELD        WYD
NAME. . . . . . . . .  . .  ADDRESS                                     OF SHARES
---------------------------------------------------------   ----------  ----------
Dan Fleyshman . . . . . . . 1683 Coolidge Street Unit C     1,861,918   18.61%
                            San Diego, Ca 92111
---------------------------------------------------------   ----------  ----------
Edon Moyal. . . . . . . . . 6801 El Banquero Drive          1,861,917   18.61%
                            San Diego, Ca 92119
---------------------------------------------------------   ----------  ----------
George Ayoub. . . . . . .   1685 Coolidge Street            1,925,000   19.25%
                            San Diego, Ca 92111
---------------------------------------------------------   ----------  ----------
Christopher Wicks . . . .   3930 Broadway Street            1,000,000   10.00%
                            Los Angeles, Ca 90037
---------------------------------------------------------   ----------  ----------
Yehuda Moyal. . . . . . .   6801 El Banquero Drive            400,000    4.00%
                            San Diego, Ca 92119
---------------------------------------------------------   ----------  ----------
Guta Basner . . . . . . .   5670 County Street                400,000    4.00%
                            San Diego, Ca 92120
---------------------------------------------------------   ----------  ----------
Gabriel Berdugo . . . . .   5223 Beachcomber Court            400,000    4.00%
                            San Diego, Ca 92130
---------------------------------------------------------   ----------  ----------
Ty Odeh/Odeh Family Trust   8585 La Jolla Shores Drive        333,333    3.33%
                            La Jolla, Ca 92037
---------------------------------------------------------   ----------  ----------
Muna Handal Dayeh . . . .   1370 Hacienda Drive               312,500    3.13%
                            El Cajon, Ca 92020
---------------------------------------------------------   ----------  ----------
Brad and Gigi Benter
  Co-Trustees, . . . . . .  8770 Capricorn Way                250,000    2.50%
 Benter Family Trust. . . . San Diego, CA 92126
---------------------------------------------------------   ----------  ----------
Marchelle Khalil. . . . . . 13049 Shalimar Place              200,000    2.00%
                            Del Mar, Ca 92014
---------------------------------------------------------   ----------  ----------
Danny Kashou. . . . . . .   1954 Hacienda Drive               162,500    1.63%
                            El Cajon, Ca 92020
---------------------------------------------------------   ----------  ----------
Albert//Nelly Hannah, . .   9220 Duccommun Street             140,000    1.40%
Co-Trustees of Hannah Trust San Diego, Ca 92122
---------------------------------------------------------   ----------  ----------
David A. Herbst . . . . . . 6909 Goldfinch Place              106,666    1.07%
                            Carlsbad, Ca 92009
---------------------------------------------------------   ----------  ----------
Matthew Ortiz . . . . . .   5633 Del Cerro Avenue             100,000    1.00%
                            San Diego, Ca 92120
---------------------------------------------------------   ----------  ----------
Myke Bacla. . . . . . . .   2841 Castlewood Court              66,666    0.67%
                            Chula Vista, Ca 91915
---------------------------------------------------------   ----------  ----------
Ray Kafity. . . . . . . .   Dubai Internet City                62,500    0.63%
                            Building 9, office 313
                            P.O Box 72377
                            Bubai, UAE
---------------------------------------------------------   ----------  ----------
Billy Taylor. . . . . . .   248 L Street                       80,000    0.80%
                            Chula Vista, Ca 91911
---------------------------------------------------------   ----------  ----------
Lee Donn. . . . . . . . .   3526 Harwich Drive                 60,000    0.60%
                            Carlsbad, Ca 92008
---------------------------------------------------------   ----------  ----------
Krikorian Trust . . . . .   4808 Riding Ridge Road             50,000    0.50%
                            San Diego, Ca 92130
---------------------------------------------------------   ----------  ----------
Ken Weisner . . . . . . . . P.O Box 680                        50,000    0.50%
                            Mora, New Mexico 87732
---------------------------------------------------------   ----------  ----------
Ray Drasnin . . . . . . . . 1080 University Ave # H 201        36,000    0.36%
                            San Diego, CA 92103
---------------------------------------------------------   ----------  ----------
Tim Carver. . . . . . . .   2829 Cowley Way                    32,000    0.32%
                            San Diego, Ca 92110
---------------------------------------------------------   ----------  ----------
Rosa Y. Touma . . . . . .   9873 Settle Road                   25,000    0.25%
                            Santee, Ca 92071
---------------------------------------------------------   ----------  ----------
Sami Antar. . . . . . . .   2236 Crandall Drive                25,000    0.25%
                            San Diego, Ca 92111
---------------------------------------------------------   ----------  ----------
Ronald D. Voigt  and Elizabeth J. Voigt,
      Co-Trustees UTD April 29, 1991
                            7090 Rockrose Terrace              25,000    0.25%
                            Carlsbad, CA 92009
---------------------------------------------------------   ----------  ----------
Joseph Paul Rendon. . . .   1415 Eckman Avenue                 24,000    0.24%
                            Chula Vista, CA 91911
---------------------------------------------------------   ----------  ----------
Elie Shawishian . . . . .   2125 Westinghouse Street #103      10,000    0.10%
                            San Diego, Ca 92111
---------------------------------------------------------   ----------  ----------
TOTAL . . . . . . . . . .  . . . . . .                     10,000,000  100.00%
---------------------------------------------------------   ----------  ----------




SCHEDULE  3.4  -  FINANCIAL  STATEMENTS;  UNDISCLOSED  LIABILITIES
------------------------------------------------------------------

     The  Company  currently  does  not  have  any  financial  statements.
SCHEDULE  3.5  -  COMPANY  CONTRACTS
------------------------------------

     The Company has entered into a Termination Agreement as of March 25, 2005 with Defiance USA, Inc. to terminate the prior license agreement between the parties.

Pursuant to an Assignment and Assumption Agreement as of March 25, 2005, by and among Defiance USA, Inc. and the Company, the Company has a license agreement with Amazon Leisure Ltd.

The Company has an office lease with respect to its offices at 3131 Camino Del Rio N., Suite 1650, San Diego, CA 92108.

As a closing condition to the Agreement, the Company has entered into Employment Agreements with each of Edon Moyal and Dan Fleyshman.

SCHEDULE  3.12  -  INTELLECTUAL  PROPERTY
-----------------------------------------

     The  Company  has  the  following  trademarks:

International  Class  35  ---  Trademark  Licensing
Int'l Class 5 --- Vitamins, nutritional supplements, Beverages, Waters, Alcohol, Sports drinks, fruit juices, energy drinks.
Int'l Class 29 --- Fruits, foods, meat, vegetables, snacks, breads, dressings, sauces.
Int'l Class 6 --- Metal key chains, pillows, stadium seats, mirrors, bobble head dolls, chairs, drinking cups, glass, crystal, porcelain, lunch boxes. Int'l Class 12 --- Vehicles, Automobiles, trucks, bicycles, motorcycles, boats. Int'l Class 18 --- Leather Goods, Luggage and Backpacks.
Int'l  Class  28  ---  Toys  and  Sporting  Goods
Int'l Class 16 --- Paper Goods and Printed Matter Address Books, Autograph Books, Decals, Stickers, Posters, trading cards, photo albums, greeting cards, pencils, calendars.
Int'l  Class  14  ---  Jewelry  and  Watches
Int'l  Class  10  ---  Medical  Apparatus  Adult  Sexual  Aids
Int'l Class 3 --- Cosmetics and Cleaning Preparations, Cosmetics, moisturizers, mascara, lipstick, sun block, shampoo, hair spray, deodorant, perfume and cologne.
Int'l Class 9 --- Electrical and Scientific Apparatus, glasses, compact discs, videos, video games.
Int'l  Class  11  ---  Barbecues,  Smokers,  Charcoal  ,  grill  accessories.
Int'l  Class  16  ---  Baby  Diapers
Int'l  Class  20  ---  Tents,  Sleeping  Bags,  Camping  Equipment
European  Registration  Marks  3303765
Int'l Class 18 Goods/Services --- Leather Goods, book bags, travel bags, briefcases, umbrellas, purses, wallets.
Int'l Class 25 Goods/Services --- Clothing, Footwear, Headgear, Golf Shirts, Dresses, Jackets, Lingerie, Belts, Pants, Ties, socks, jerseys.
Int'l Class 28 Goods/Services --- Toys and Sporting Goods, action toys, bathtub, musical, stuffed toys, party games, dolls, card games, role playing games, basketballs, golf clubs, baseball bats, fishing rods.

SCHEDULE  3.13  -  INSURANCE  MATTERS
-------------------------------------

The Company currently has insurance related to its office space in the amount of $2,000,000. The Company current has no other insurance policies in effect.
SCHEDULE  3.15  -  REAL  PROPERTY
---------------------------------

     The  Company leases office space at 3131 Camino Del Rio N., Suite 1650, San
     ---------------------------------------------------------------------------
Diego,  CA  92108.
------------------